[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT 99.1

CMB Approval 2700-0042

AWARD/CONTRACT	1.	THIS CONTRACT IS RATED ORDER UNDER DPAS (15 CFR 350)	„	RATING N/A	PAGE 1	OF	PAGES 32
2.	CONTRACT (Proc. Inst. Ident.) NO. HHSO100200500001C	3.	EFFECTIVE DATE November 4, 2004	4.	REQUISITION/PURCHASE REQUEST/PROJECT NO. ASPHEP0500002
5.	ISSUED BY	CODE	6.	ADMINISTERED BY (if other than item 6)	CODE
Department of Health and Human Services
Office of Research and Development Coordination
Office of Public Health Emergency Preparedness
200 Independence Avenue, S.W., Room 636G	RFP DHHS-ORDC-04-01
Washington, D.C. 20201

7.	NAME AND ADDRESS OF CONTRACTOR (No. street, county, state and ZIP Code )					8.	DELIVERY
							☐	FOB ORIGIN	☒	OTHER (See below)
	VaxGen, Inc.								FOB Destination
	1000 Marina Boulevard, Suite 200 Brisbane, California 94005					9.	DISCOUNT FOR PROMPT PAYMENT N/A

						10.	SUBMIT INVOICES			ITEM
CODE			FACILITY CODE			ADDRESS SHOWN IN:				Art. G.5.
11.	SHIP TO/MARK FOR	CODE	N/A	12.	PAYMENT WILL BE MADE BY	CODE				N/A

Article F.1.					See Article G.5

13.	AUTHORITY FOR USING OTHER FULL AND OPEN COMPETITION:			14.	ACCOUNTING AND APPROPRIATION DATA EIN 1-943236309-AI CAN 1991535 7550140 25.2A
	☐ 10 U.S.C. 2304(c)( )	☐	41 U.S.C. 253(c)( )
	15A. ITEM NO.	15B. SUPPLIES/SERVICES	15C.	15D. UNIT	15E. UNIT PRICE	15F. PRICE

Title: Acquisition of rPA Anthrax Vaccine for the Strategic National
Stockpile Period: November 4, 2004 – November 3, 2009 Contract Type: IDIQ (Fixed Price Delivery Order and Cost Reimbursement Task Orders)

			FY 2005 $877,500,000 for 75 Million doses of rPA Anthrax Vaccine

15G.	TOTAL AMOUNT OF CONTRACT			„	$877,500,000

16. TABLE OF CONTENTS
(Ö)	SEC.	DESCRIPTION	PAGE(S)	(Ö)	SEC.	DESCRIPTION	PAGE(S)
PART I – THE SCHEDULE				PART II – CONTRACT CLAUSES
☒	A	SOLICITATION/CONTRACT FORM		☒	I	CONTRACT CLAUSES
☒	B	SUPPLIES OR SERVICES AND PRICE/COST		PART III – LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACH.
☒	C	DESCRIPTION/SPECS./WORK STATEMENT		☒	J	LIST OF ATTACHMENTS
☒	D	PACKAGING AND MARKING		PART IV – REPRESENTATIONS AND INSTRUCTIONS
☒	E	INSPECTION AND ACCEPTANCE		☒	K	REPRESENTATIONS, CERTIFICATIONS AND OTHER STATEMENTS OF OFFERORS
☒	F	DELIVERIES OR PERFORMANCE
☒	G	CONTRACT ADMINISTRATION DATA		☐	L	INSTRS., CONDS., AND NOTICES TO OFFERORS
☒	H	SPECIAL CONTRACT REQUIREMENTS		☐	M	EVALUATION FACTORS FOR AWARD
CONTRACTING OFFICER WILL COMPLETE ITEM 17 OR 18 AS APPLICABLE

17.    ☒    CONTRACTOR’S NEGOTIATED AGREEMENT (Contractor is required to sign this document and return    3    copies to issuing office.) Contractor agrees to furnish and deliver all items or perform all the services set forth or otherwise identified above and on any continuation sheets for the consideration stated herein. The rights and obligations of the parties to this contract shall be subject to and governed by the following documents: (a) this award/contract, (b) the solicitation, if any, and (c) such provisions, representations, certifications, and specifications, as are attached or incorporated by reference herein. (Attachments are listed herein.)

18.    ☐    AWARD (Contractor is not required to sign this document.) Your offer on Solicitation Number ___________________________________, including the additions or changes made by you which additions or changes are set forth in full above, is hereby accepted as to the items listed above and on any continuation sheets. This award consummates the contract which consists of the following documents: (a) the Government’s solicitation and your offer, and (b) this award/contract. No further contractual document is necessary.

19A.	NAME AND TITLE OF SIGNER (Type or print)			20A.	NAME OF CONTRACTING OFFICER
	Lance K. Gordon President and CEO				Jacqueline C. Holden, Contracting Officer HHS/OS/ORDC
19B.	NAME OF CONTRACTOR	19C. DATE SIGNED		20B.	UNITED STATES OF AMERICA	20C. DATE SIGNED

		11/4/04				11/4/04

/s/ Lance Gordon				/s/ Jacqueline C. Holden

(Signature of person authorized to sign)					(Signature of Contracting officer)

NSN 7540-01-152-8069	26-107	STANDARD FORM 26 (REV. 4-85)
PREVIOUS EDITION UNUSABLE	Computer Generated	Prescribed by GSA
FAR (48 CFR) 53.214(a)

Contract No. HHSO100200500001C

DETAILED TABLE OF CONTRACT CONTENTS

PART I – THE SCHEDULE

SECTION A -	1

SECTION B – SUPPLIES OR SERVICES AND PRICES/COSTS	4

ARTICLE B.1. BRIEF DESCRIPTION OF SUPPLIES OR SERVICES	4
ARTICLE B.2. PRICES	4
ARTICLE B.3. PROVISIONS APPLICABLE TO DIRECT COSTS	5
ARTICLE B.4. ADVANCE UNDERSTANDINGS	6

SECTION C – DESCRIPTION/SPECIFICATIONS/WORK STATEMENT	8

ARTICLE C.1. STATEMENT OF WORK	8
ARTICLE C.2. REPORTING REQUIREMENTS	9
ARTICLE C.3. INVENTION REPORTING REQUIREMENT	10

SECTION D – PACKAGING, MARKING AND SHIPPING	10

SECTION E – INSPECTION AND ACCEPTANCE	10

SECTION F – DELIVERIES OR PERFORMANCE	11

ARTICLE F.1. DELIVERIES	11
ARTICLE F.2. CLAUSES INCORPORATED BY REFERENCE, FAR 52.252-2 (FEBRUARY 1998)	12

SECTION G – CONTRACT ADMINISTRATION DATA	12

ARTICLE G.1. PROJECT OFFICER	12
ARTICLE G.2. KEY PERSONNEL	13
ARTICLE G.3. TASK ORDER PROCEDURES	13
ARTICLE G.4. INDEFINITE DELIVERY CONTRACT PAYMENT METHOD	14
ARTICLE G.5. INVOICE SUBMISSION	14
ARTICLE G.6. INDIRECT COST RATES	15
ARTICLE G.7. GOVERNMENT PROPERTY	15
ARTICLE G.8. POST AWARD EVALUATION OF CONTRACTOR PERFORMANCE	15
ARTICLE G.9. PAYMENT CONDITIONED ON DELIVERY	16

SECTION H – SPECIAL CONTRACT REQUIREMENTS	16

ARTICLE H.1. REIMBURSEMENT OF COSTS FOR INDEPENDENT RESEARCH AND DEVELOP	16
ARTICLE H.2. RESTRICTION FROM USE OF HUMAN SUBJECTS	16
ARTICLE H.3. NEEDLE EXCHANGE	16
ARTICLE H.4. PRIVACY ACT	17
ARTICLE H.5. ANIMAL WELFARE	17
ARTICLE H.6. RESTRICTION FROM USE OF LIVE VERTEBRATE ANIMALS	17
ARTICLE H.7. PUBLICATION AND PUBLICITY	17
ARTICLE H.8. PRESS RELEASES	17
ARTICLE H.9. TASK ORDER DELIVERY ORDER CONTRACT OMBUDSMAN	18
ARTICLE H.10. REPORTING MATTERS INVOLVING FRAUD, WASTE AND ABUSE	18
ARTICLE H.11. ANTI -LOBBYING	18
ARTICLE H.12. POSSESSION USE AND TRANSFER OF SELECT BIOLOGICAL AGENTS OR TOXINS	18

2.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

ARTICLE H.13. PROHIBITION ON CONTRACTOR INVOLVEMENT WITH TERRORIST ACTIVITIES	19

SECTION I -	19

ARTICLE I.1. GENERAL CLAUSES FOR A NEGOTIATED FIXED PRICE SUPPLY CONTRACT	20
ARTICLE I.1. GENERAL CLAUSES FOR A NEGOTIATED FIXED PRICE SUPPLY CONTRACT	22
ARTICLE I.2. AUTHORIZED SUBSTITUTION OF CLAUSES	26
ARTICLE I.3. ADDITIONAL CONTRACT CLAUSES	26
ARTICLE I.4. ADDITIONAL FAR CONTRACT CLAUSES INCLUDED IN FULL TEXT	27

PART III	29

SECTION J – LIST OF ATTACHMENTS	29

1. Statement of Work
2. Invoice Instructions for Fixed-Price Contracts
3. Inclusion Enrollment Report
4. Privacy Act System of Records
5. Safety and Health
6. Research Patient Care Costs

PART IV	30

SECTION K – REPRESENTATIONS AND CERTIFICATIONS	30

1. Representations and Certifications	30
2. Human Subjects Assurance Identification Number	30
3. Animal welfare Assurance Number	30

3.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Contract No. HHSO100200500001C

SECTION B – SUPPLIES OR SERVICES AND PRICES/COSTS

ARTICLE B.1.   BRIEF DESCRIPTION OF SUPPLIES OR SERVICES

The purpose of this contract is for the Acquisition of rPA Anthrax Vaccine for the Strategic National Stockpile.

ARTICLE B.2.   PRICES

a.

The contractor shall be reimbursed by the Government in an amount not more than a total of $877,500,000 for 75 Million doses of rPA Anthrax Vaccine (maximum) for successful performance of this contract (Requirements 1, 2, 3, 4a), b), c) and d), 5, 6, 7 and 10). Exclusive of this amount are the following items for which future task orders may be issued:

Task Order Requirement 4(e) – Phase 4 Post-Marketing Studies – $28,014,355 ($5,503,096 for set-up costs within 6 months of award)

Task Order Requirement 8 – Maintaining a Warm Base – $29,431,920

Task Order Requirement 9 – Clinical Trails in Special Populations – $11,514,308

Security Recommendations not to exceed [ * ]

Anticipated PPI in Year 3 of the contract not to exceed [ * ]

FUNDED CONTRACT AMOUNTS

Description of item to be ordered	Total Funded Amount

75 Million Doses of rPA Anthrax Vaccine	$877,500,000

b.	The prices set forth in this ARTICLE B.2. will cover the contract period October 29, 2004 through October 28, 2009

c.

Upon delivery and acceptance of the items described in SECTION C of this contract and identified in the schedule of charges below, the Government shall pay to the contractor the unit prices set forth below:

Description of item to be ordered	Unit Price	% of Total Fixed Price to be paid	Total Cost

75 Million Doses of rPA Anthrax Vaccine Upon Delivery to the SNS	$10.06	85.98%	$754,500,000.00
GUP BLA Supplement	0.35	2.99%	$26,250,000.00
PEP BLA Supplement	0.35	2.99%	$26,250,000.00
18 month Real Time Stability	0.94	8.03%	$70,500,000.00

Total	$11.70	100%	$877,500,000.00

d.	Payment Schedule

The Contractor will submit invoices for finished rPA vaccine furnished in accordance with the following:

i.

Invoices for the Base Amount of $10.06 per dose will be submitted monthly upon collection of the relevant lots of usable product from the manufacturer’s facility. A lot is defined as approximately [ * ] doses of rPA vaccine in pre-filled syringes. Should the Government choose to delay or defer shipment of released FDP to the SNS site(s), the Government agrees to accept the vaccine while in the Contractor’s possession and make timely payment of the FDP invoice.

ii.

A price supplement of $0.35 per dose will be applied when the BLA approval for General Use Prophylaxis (GUP) is achieved. Once achieved, Contractor will submit an invoice to retroactively apply the price supplement to doses already delivered under IND. Invoices for future deliveries will include the base price plus the price supplement.

4.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

iii.

A price supplement of $0.35 per dose will be applied when the BLA approval for Post Exposure Prophylaxis (PEP) is achieved. Once achieved, Contractor will submit an invoice to retroactively apply the price supplement to doses already delivered under IND. Invoices for future deliveries will include the base price plus the price supplement.

iv.

A price supplement of $0.94 per dose will be applied when the milestone of demonstrating 18 month real time stability in prefilled syringes is achieved. Once achieved, Contractor will submit an invoice to retroactively apply the price supplement to doses already delivered under IND. Invoices for future deliveries will include the base price plus the price supplement.

2.	Delivery Order No. 1 is hereby incorporated in this contract as follows:

1) Date of Order – November 4, 2004

2) Contract No. HHSO100200500001C

3) Description – 75 Million doses of rPA Anthrax Vaccine

4) Delivery Schedule – as set forth in Article F.1.

5) Place of Delivery – as set forth in Article F.1.

6) Packing – as set forth in Section D

7) Accounting & Appropriation Data – see Block 14 of Contract Face Page

8) Method of Payment – See Article B.2.d.

ARTICLE B.3.   PROVISIONS APPLICABLE TO DIRECT COSTS

(These provisions apply only to the Cost Plus Fixed Fee components of this contract; i.e., Requirements 4(e), 8 and 9)

a.	Items Unallowable Unless Otherwise Provided

Notwithstanding the clauses, ALLOWABLE COST AND PAYMENT, and FIXED FEE, incorporated in this contract, unless authorized in writing by the Contracting Officer, the costs of the following items or activities shall be unallowable as direct costs:

	(1)	Acquisition, by purchase or lease, of any interest in real property;

	(2)	Special rearrangement or alteration of facilities;

(3)

Purchase or lease of any item of general purpose office furniture or office equipment regardless of dollar value. (General purpose equipment is defined as any items of personal property which are usable for purposes other than research, such as office equipment and furnishings, pocket calculators, etc.);

	(4)	Travel to attend general scientific meetings;

	(5)	Foreign travel;

	(6)	Consultant costs;

	(7)	Subcontracts;

	(8)	Patient care costs;

(9)

Accountable Government property (defined as both real and personal property with an acquisition cost of $1,000 or more and a life expectancy of more than two years) and “sensitive items” (defined and listed in the Contractor’s Guide for Control of Government Property), 1990, regardless of acquisition value.

5.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

b.	Travel Costs

	(1)	Domestic Travel

(a)

Total expenditures for travel (transportation, lodging, subsistence, and incidental expenses) incurred in direct performance of this contract shall not exceed $8,126 without the prior written approval of the Contracting Officer.

		(b)	The Contractor shall invoice and be reimbursed for all travel costs in accordance with Federal Acquisition Regulations (FAR) 31.205-46.

ARTICLE B.4. ADVANCE UNDERSTANDINGS

1.	Storage and Shipment of Final Drug Product

a.

Contractor will provide adequate Final Drug Product (FDP) storage capacity for up to [ * ] including the estimated [ * ] required for QC testing and QA release. If testing should take longer than the estimated [ * ] to fulfill FDA/CBER requirements, it will be the responsibility of VaxGen to cover the additional storage costs. Should the Government require FDP storage in excess of [ * ] , the Government will provide 6 months notice to VaxGen of such a requirement, unless mutually agreed to otherwise, and the Government will be responsible for all costs associated with such additional storage.

	b.	Prior to initial shipment of product to the SNS, the following process shall be followed:

		i.	Contractor shall submit a letter summarizing each study that has relevance to defining the product as usable.

		ii.	Usable product must meet specifications as per footnote 2 of the Statement of Work and as per Section 7 of the advanced understandings below.

		iii.	The Project Officer will notify Contractor when transfer of product is acceptable for purposes of this advance understanding.

c.

Upon Contractor issuance of a FDP Certificate of Analysis, and Contractor release of each FDP lot, Contractor will arrange for shipment to the Government’s SNS site via the Government’s selected shipping contractor. All shipments will be FOB manufacturer’s facility.

d.

For licensed product subject to FDA lot release requirements, Contractor will provide Sponsor lot release of product for transport to the SNS and will make arrangements for quarantined storage of inventory until such time as FDA lot release is provided. Upon FDA release, product will then be moved into the general inventory and available for immediate deployment. Should any lot having received Sponsor lot release and for which payment has been rendered fail to receive FDA lot release, Contractor agrees to replace the failed lot at no cost to the Government, FOB manufacturer’s facility.

2.	Security Requirements and Associated Costs

a.

The Government may issue separate contract modifications to fund improvements that may be needed at Contractor’s or subcontractor’s sites in order to provide levels of security beyond those required for routine, commercial pharmaceutical production. VaxGen will provide proposals for funding for such improvements and upon receipt of a contract modification, will implement security measures in accordance with the Government’s specifications and schedules.

b.

It is understood and agreed that documentation will be submitted to support vehicular access control to the manufacturing site [ * ] via gates operated by card key with closed circuit television (CCTV) surveillance. Cost to implement vehicular access will not exceed [ * ]

6.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

	c.	It is understood and agreed that documentation will be submitted to support [ * ] requirements. Cost to support [ * ] will not exceed [ * ]

	d.	DHHS or its designee will review and approve all proposed security improvements funded by the Government under cost reimbursement arrangements prior to implementation.

3.	Economic Price Adjustment – PPI Increases to [ * ] Prices

a.

Manufacture of the fixed price product required includes [ * ] In accordance with standard industry practice, [ * ] . The contractor certifies that this contract does not include amounts to cover such adjustments beyond the [ * ] of contract performance.

b.

The Contractor shall notify the Contracting Officer if, during or after [ * ] , the [ * ] from the [ * ] applicable to product produced during [ * ] . The Contractor shall furnish this notice within [ * ] or within any additional period that the Contracting Officer may approve in writing, but not later than the date of final payment under this contract. The notice shall include the Contractor’s proposal for an adjustment in the [ * ] . Such proposal shall include supporting data explaining the effective date, the amount of change in [ * ] between the date of this contract and the [ * ] , the [ * ] to which the [ * ] changes apply, and the number of doses to which the adjustment will apply, whether such doses have been shipped before the notification or will be shipped in the future.

c.

Promptly after the Contracting Officer receives the notice and data referred to in the previous paragraph of this clause, the Contracting Officer and the Contractor shall negotiate a price adjustment in the contract unit prices and its effective date. The Contractor shall continue performance pending agreement on, or determination of, an adjustment and its effective date. The Contractor shall submit a separate invoice for the adjustment amount applicable to doses previously shipped, if any, and the unit price will be adjusted to reflect the change applicable to undelivered product.

	d.	Any price adjustment under this clause is subject to the following limitations:

		i.	Any adjustment shall be limited to [ * ] but not to exceed [ * ] . There shall be no adjustment for supplies or services for which the production cost is not affected.

		ii.	No adjustment shall apply to supplies that are delivered before the effective date of the adjustment.

		iii.	It is understood and agreed that documentation will be submitted to support the anticipated [ * ] .

4.

This contract is awarded under solicitation RFP-DHHS-ORDC-04-01. This solicitation sought a minimum quantity of rPA anthrax vaccine of 25 million doses and a maximum quantity of 75 million doses. In its response, Contractor offered [ * ] pricing scenarios based on volume. [ * ] This volume-based pricing reflects cost efficiencies anticipated for production at higher volumes and the need for a lower unit margin at higher volumes to provide the required return.

5.	Pursuant to FAR 52.244-2 and 52.244-2 (ALT II), award of the following agreements shall not proceed without the prior written approval of the Contracting Officer upon review of the draft agreements:

a. [ * ]

Upon written approval of each draft agreement, a copy of the signed, approved agreement shall be provided to the Contracting Officer

6.	The following Alternate Proposals proposed by Contractor will not be funded under this contract:

a. [ * ]

7.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

7.

Notwithstanding the definition of usable product set forth at footnote 2 of the Statement of Work, Contractor understands the definition of usable product as originally stated in the RFP and is working towards obtaining sufficient data to establish the final formulation for use under a contingency-use protocol. For clarity, usable product must be derived from a validated manufacturing process, including that of the final formulation, in which there is a high degree of confidence, as determined by the FDA/CBER, that all manufactured units from successive lots will meet acceptable product specifications. A minimum of 3 consistency lots (replicate process runs) must be manufactured at commercial scale to demonstrate reproducibility and provide an accurate measure of variability among successive runs. Sufficient safety (nonclinical and clinical) and efficacy data (nonclinical and clinical serology) shall be submitted to Contractor’s IND prior to delivery of vaccine to the SNS to support use of investigational vaccine by the US Government under a Post-Exposure Contingency Use IND protocol (used concurrently with antibiotics). These data will be the basis for FDA/CBER review and concurrence that the vaccine meets the definition of usability for Post-Exposure Contingency Use. All FDP to be shipped to the SNS will be manufactured using a validated process demonstrated by comprehensive and satisfactory in-process and release testing. In addition, an ongoing stability program will be in place using stability indicating assays that have been agreed upon by FDA/CBER. The product must meet stability specifications to the satisfaction of FDA/CBER prior to entry into the stockpile. The acceptance of the product for inclusion in the SNS for emergency purposes will be based upon review of ongoing data and mutual agreement with FDA/CBER, ORDC, and CDC, in consultation with Contractor, that the above usability criteria have been met.

8.	Contractor has included the cost of the following in its fixed price per dose of $11.70:

	a.	Product Liability and Clinical Trial Insurance

	b.	Packaging and ancillaries including safety needles, alcohol swabs, package inserts and informed consent forms

	c.	The cost of monitoring vaccine while stored at the SNS storage sites

9.

It is understood and agreed that ORDC may attend meetings between Contractor and FDA for “informational purposes only” and ORDC will be provided with copies of correspondence and regulatory submissions to FDA.

10.

Indemnification: The contractor is required to obtain clinical trial insurance. If the contractor is not able to obtain sufficient insurance coverage for activities under the contract, and the contractor desires indemnification pursuant to Public Law No. 85-804 from the USG, the Contractor shall submit a request to DHHS for indemnification by the USG. The Contractor’s Request for Indemnification shall provide all information and documentation as required by FAR 50.403-l(a) (Indemnification Requests). The Contracting Officer may extend the deadline for submission of indemnification requests. Except for clinical trials, the USG will agree that vaccines delivered to the SNS will not be used until indemnification has been approved.

11.	SAFETY Act: As a requirement of indemnification, the contractor is required to request liability protection under the terms of the SAFETY Act.

12.	Product Approval as Required by Project Bioshield Act of 2004

Pursuant to Section 42 U.S.C. 247d-6b(c)(7)(C)(ii)(V) of the Public Health Service Act, the Statement of Work contains requirements with respect to the approval, clearance, or licensing of the product from the Secretary. Timetables for the development of data and other information to support such approval, clearance, or licensing are included in the contractor’s proposal (including Section 7 titled “Schedule and Master Gantt Chart” of the Final Proposal Revision, dated September 21, 2004) and are incorporated into the contract pursuant to Article C.1.a.

13.	For the purposes of this contract, the term General Use Prophylaxis means Pre-Exposure Prophylaxis.

SECTION C - DESCRIPTION/SPECIFICATIONS/WORK STATEMENT

ARTICLE C.1. STATEMENT OF WORK

a.

Independently and not as an agent of the Government, the Contractor shall furnish all the necessary services, qualified personnel, material, equipment, and facilities, not otherwise provided by the Government as needed to perform the

8.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Statement of Work, SECTION J, ATTACHMENT 1, dated November 4, 2004, attached hereto and made a part of this contract. The [ * ] (including [ * ] titled [ * ] of the [ * ]) is incorporated by reference and made a part of this contract. Contractor and Government consider the [ * ] to be comprised of trade secrets or confidential commercial information. If there is any inconsistency between the referenced portions of [ * ] and the work described in Article C.1., the terms and conditions of this Article shall control. [ * ] is included by reference for the purpose of documenting the basis of source selection and recording technical activities to meet the full requirements of this contract. Substantive deviations, as determined by the Government, if any, from the technical plan which could affect the probability of technical or programmatic success of this contract will be recommended by the contractor but must be approved by the government’s Contracting Officer in advance of implementation.

ARTICLE C.2.   REPORTING REQUIREMENTS

Technical Reports

In addition to those reports required by the other terms of this contract, the Contractor shall prepare and submit the following reports in the manner stated below and in accordance with ARTICLE F.1. DELIVERIES of this contract:

The Contractor(s) shall submit to the Contracting Officer and to the Project Officer technical progress reports covering the work accomplished during each reporting period. These reports are subject to the technical inspection and requests for clarification by the Project Officer. These shall be brief and factual and prepared in accordance with the following format:

(1) Monthly Technical Progress Reports: On the fifteenth of each month for the previous calendar month, the Contractor shall submit a Monthly Technical Progress Report to the Project Officer and the Contracting Officer. A monthly report will not be required for the period when the final report is due. The Contractor shall submit one copy of the Monthly Progress Report electronically via e-mail. Any attachments to the e-mail report shall be submitted in Microsoft Word or WordPerfect 9 or compatible version. Such reports shall include the following specific information:

a.	The contract number and title, the period of performance being reported, the contractor’s name and address, the author(s), and the date of submission;

b.	Section I – An introduction covering the purpose and scope of the contract effort;

c.

Section II – The report shall detail, document, and summarize the results of work done during the period covered. This shall include the information listed below that is applicable for the performance period during the month being reported. Also to be included is a summary of work planned for the next reporting period.

	1.	Assessment of problems and recommendations related to scale up to full production capacity, including raw material procurement status;

	2.	Quality control testing and purity;

	3.	FDA inspections and consultation results or recommendations;

	4.	Storage and stability studies for expiration date results (real time and accelerated);

	5.	Security assessment, problems and recommendations;

	6.	Clinical trial study progress, results and final reports;

	7.	Progress and completed reports of effectiveness studies performed in animals that were designed with consultation from the USG and FDA/CBER.

	8.	Quality control potency assessment;

9.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

	9.	Inventory report of total number of vaccine syringes in storage during the month, to include: lot number, expiration date, and bulk quantity (if applicable);

	10.	Quantity of out-of-date vaccines, assessment and recommendations to replacement vaccine orders to maintain required stockpile quantities;

	11.	Physical storage facility and stability assessments, problems encountered and recommended solutions, etc.;

	12.	Overall project assessment, problems encountered and recommended solutions, etc.

c.

Section III – An explanation of any difference between planned progress and actual progress, why the differences have occurred, and, if behind planned progress, what corrective steps are planned. The project plan and schedule, with accompanying Gantt chart, will be updated in each Monthly Report and compared to the locked project baseline. The updated Microsoft Project computer file must also be provided to the Project Officer.

(2) Final Report – By the expiration date of the contract, the Contractor shall submit a comprehensive Final Report that shall detail, document, and summarize the results of the entire contract work. The report shall explain comprehensively the results achieved.

ARTICLE C.3.   INVENTION REPORTING REQUIREMENT

All reports and documentation required by FAR Clause 52.227-11 including, but not limited to, the invention disclosure report, the confirmatory license, and the government support certification, shall be directed to the Contracting Officer. In addition, one copy of an annual utilization report, and a copy of the final invention statement, shall be submitted to the Contracting Officer. The final invention statement (see FAR 27.303(a)(2)(ii)) shall be submitted to the Contracting Officer on the expiration date of the contract at the following address:

Contracting Officer ORDC, OPHEP, DHHS 200 Independence Avenue, S.W. Room 636G Washington, D.C. 20201

If no invention is disclosed or no activity has occurred on a previously disclosed invention during the applicable reporting period, a negative report shall be submitted to the Contracting Officer at the address listed above.

SECTION D - PACKAGING, MARKING AND SHIPPING

All deliverables required under this contract shall be packaged, marked and shipped in accordance with [ * ] . At a minimum, all deliverables shall be marked with the contract number and contractor name. The Contractor shall guarantee that all required materials shall be delivered in immediate usable and acceptable condition. In accordance with Section B.4.1.d.

SECTION E - INSPECTION AND ACCEPTANCE

a.	The Contracting Officer or the duly authorized representative will perform inspection and acceptance of materials and services to be provided.

b.	For the purpose of this ARTICLE, the Project Officer is the authorized representative of the Contracting Officer.

10.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

c.

Initial Inspection and acceptance will be performed by USG personnel at the time of transfer of product in accordance with the SNS Transportation Protocol. Further inspection will occur at the time of placement of product into SNS storage.

d.	This contract incorporates the following clauses by reference, with the same force and effect as if it were given in full text. Upon request, the Contracting Officer will make its full text available.

FAR Clause 52.246-2, INSPECTION OF SUPPLIES – FIXED PRICE (AUGUST 1996)

FAR Clause 52.246-5, INSPECTION OF SERVICES – COST REIMBURSEMENT (APRIL 1984)

FAR Clause No. 52.246-16, RESPONSIBILITY FOR SUPPLIES (APRIL 1984).

e.	Acceptance of usable product into the stockpile shall not be deemed as satisfying the requirements for: 1) licensure for PEP and GUP indications or 2) 18-month FDP stability milestone.

SECTION F - DELIVERIES OR PERFORMANCE

ARTICLE F.1.   DELIVERIES

Satisfactory performance of the final contract shall be deemed to occur upon performance of the work described in Article C.1. and upon delivery and acceptance by the Contracting Officer, or the duly authorized representative, of the following items in accordance with the stated delivery schedule:

a.

The items specified below as described in SECTION C, ARTICLE C.1. will be required to be delivered F.O.B. Destination as set forth in FAR 52.247-35, F.O.B. DESTINATION, WITHIN CONSIGNEES PREMISES (APRIL 1984), and in accordance with and by the dates specified below and any specifications stated in SECTION D, PACKAGING, MARKING AND SHIPPING, of the contract:

Item	Description	Delivery Schedule

(1)	Monthly Technical Progress Report	Fifteenth of each month for previous month

(2)	Final Report	On or before contract expiration date

In addition, the following items shall be delivered:

(a).

75 million single-dose units of rPA anthrax vaccine packaged in pre-filled syringes with safety needles to be delivered to the SNS accompanied by sufficient safety (clinical and nonclinical) and efficacy (nonclinical) data to support use under a “Post- Exposure Contingency Use” IND protocol (concurrently with antibiotics) with 25 million doses to be delivered within 2 years of contract award date, delivery of 50 million doses by May, 2007, and 75 million doses by December, 2007.

(b).	An FDA approval letter for the BLA and accompanying issuance of a license for rPA anthrax vaccine for the clinical indication of pre-exposure prophylaxis use for those doses of vaccine in the SNS.

(c).	An FDA approval letter for the BLA supplement for rPA anthrax vaccine for the clinical indication of post-exposure prophylaxis use concurrently with antibiotics.

(d).

Evidence, including a summary of salient results, of an ongoing Quality Control/Quality Assurance Program for the monitoring of SNS stored product and ongoing stability testing of the retained lots of product in SNS over the life of the contract or the expiration date of the vaccine, or until vaccine is used, whichever comes first.

11.

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	(e).	Submission of final study reports as evidence of completion for special population trials, including pediatric and geriatric populations.

	(f).	One (1) lot of Bulk Drug Substance per year to maintain cGMP capacity (warm base) for the production of rPA anthrax vaccine for the life of the contract.

b.	The above items shall be addressed and delivered to:

Addressee	Deliverable Item No.	Quantity

Project Officer	(1) and (2) and	(3)
ORDC, OPHEP, DHHS	(a) – (f) set forth above
6610 Rockledge Drive
Room 5107, MSC 6604
Bethesda, Maryland 20892-6604

Contracting Officer	(1) and (2)	(1)
ORDC, OPHEP, DHHS
200 Independence Avenue, S.W.
Room 636G
Washington, D.C. 20201

ARTICLE F.2.   CLAUSES INCORPORATED BY REFERENCE, FAR 52.252-2 (FEBRUARY 1998)

This contract incorporates the following clause by reference, with the same force and effect as if it were given in full text. Upon request, the Contracting Officer will make its full text available. Also, the full text of a clause may be accessed electronically at this address: http://www.arnet.gov/far/.

FEDERAL ACQUISITION REGULATION (48 CFR CHAPTER 1) CLAUSE:

               52.242-15, Stop Work Order (AUGUST 1989) and FAR 52.242-15 ALTERNATE I (APRIL 1984)

               52.242- 17, Government Delay of Work (APRIL 1984)

SECTION G - CONTRACT ADMINISTRATION DATA

ARTICLE G.1.   PROJECT OFFICER

The following Project Officer will represent the Government for the purpose of this contract:

[ * ]
Senior Project Officer/Microbiologist
ORDC, OPHEP, DHHS
6610 Rockledge Drive
Room 5107, MSC 6604
Bethesda, Maryland 20892-6604

The Project Officer is responsible for: (1) monitoring the Contractor’s technical progress, including the surveillance and assessment of performance and recommending to the Contracting Officer changes in requirements; (2) interpreting the Statement of Work and any other technical performance requirements; (3) performing technical evaluation as required; (4) performing technical inspections and acceptances required by this contract; and (5) assisting in the resolution of technical problems encountered during performance.

12.

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The Contracting Officer is the only person with authority to act as agent of the Government under this contract. Only the Contracting Officer has authority to: (1) direct or negotiate any changes in the Statement of Work; (2) modify or extend the period of performance; (3) change the delivery schedule; (4) authorize reimbursement to the Contractor any costs incurred during the performance of this contract; or (5) otherwise change any terms and conditions of this contract.

The Contracting Officer hereby delegates the Project Officer as the Contracting Officer’s authorized representative responsible for signing software license agreements issued as a result of this contract.

The Government may unilaterally change its Project Officer designation.

ARTICLE G.2.   KEY PERSONNEL

Pursuant to the Key Personnel clause incorporated in Section I of this contract, the following individual is considered to be essential to the work being performed hereunder:

Name	Title

[ * ]	[ * ]

ARTICLE G.3.   TASK ORDER PROCEDURES

This Article does not apply to the Task Order issued under Article B.2.e.

In providing items under the contract, the following procedures/shall apply to the award of the D/TOR. All work required under the contract shall be authorized through the execution of a bilateral order. Each order will obligate the necessary funds to complete the required order and will include the work statement of the D/TOR as an attachment. An order may be issued at any time within the contract period. A D/TOR shall, at a minimum, include a Statement of Work, evaluation factors, specific reporting requirements, deliverables and task schedule, the relevant importance of technical and cost factors, and any special instructions.

Within the time allowed for proposal preparation Contractors shall submit their proposal in response to D/TOR, which shall include, but not necessarily be limited to the following information:

i.	A statement of the contractor’s clear understanding of the order requirements;

ii.	A statement of technical and managerial resources and expertise the contractor can provide to satisfy the requirement;

iii.	An approach to perform the work;

iv.	Resumes with identification of the actual personnel proposed for the work;

v.	A schedule of performance (preferably in MS Project) identifying major milestones, deliverables and task data, and activity completion; and

vi.	An itemization of all costs necessary to complete the work. At a level deemed practical by the Contractor, proposal budget will be linked to associated CWP and schedule activities.

The Government will evaluate proposals and conduct negotiations as necessary.

The Contracting Officer is the only individual authorized to issue a D/TOR or award a Delivery/Task Order under the contract. Unless specifically authorized by the Contracting Officer, the contractor shall not commence work on a requirement until an order has been fully executed. It is anticipated that orders will be awarded within 30 calendar days from receipt of proposals. Each order shall, at a minimum, contain the following information:

13.

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•	Date of order

•	Contract number and delivery/task order numbers sequentially; (e.g., DHHS-ORDC-04-1234, Order No. 01,02, 03, etc).

•	Description of services, and estimated costs.

•	Performance period.

•	Name and address of sponsoring office.

•	Name of Contracting Officer’s technical representative;

•	Place of performance.

•	Packaging, packing, and shipping instructions, if any.

•	Accounting and appropriation data.

•	Pricing Arrangements

FAR 16.501-2(c) states that indefinite quantity contracts may provide for any appropriate cost or pricing arrangement under Part 16. Therefore, firm fixed price, cost reimbursement, time and materials, and labor-hour arrangements may be used.

•	Any other pertinent information.

No protest under FAR 16.505(a)(8) Subpart 33.1 is authorized in connection with the issuance or proposed issuance of a delivery/task order under the contract except for a protest on the grounds that the order increases the scope, period, or maximum value of the contract. Orders awarded under the contract are not subject to the competition requirements of FAR Part 6.

vii.	The Ombudsman for this delivery/task order contract is [ * ] . Correspondence from awardees may be forwarded to the address set forth in Article H.9. of the contract.

ARTICLE G.4.   INDEFINITE DELIVERY CONTRACT PAYMENT METHOD

To initiate and receive prompt payment, the Contractor shall comply with the following procedure:

a.	A Record of Call Number or Task/Delivery Order Number shall be given to you at the time the order is placed. The Contractor is cautioned not to accept an order unless one of these numbers is issued.

b.

Invoices shall be submitted to the address indicated in ARTICLE G.5. INVOICE INSTRUCTIONS of this contract. Invoices shall cite the Contract Number and the Record of Call Number or Task/Delivery Order Number for each order for which payment is being requested. See ARTICLE G.5. INVOICE INSTRUCTIONS for more information about submission of a proper invoice.

ARTICLE G.5. INVOICE SUBMISSION

a.

Invoice Instruction for Fixed-Price Type Contracts, and for Cost-Reimbursement Type Contracts are attached and made part of this contract. The invoice instructions and the following directions for the submission of invoices must be followed to meet the requirements of a “proper” invoice, pursuant to FAR 32.9.

14.

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b.	(1)	Invoices shall be submitted as follows:

		(a)	To be considered a “proper” invoice in accordance with FAR 32.9, Prompt Payment, each invoice shall clearly identify the contract number that appears on the face page of the contract as follows:

Contract No. HHSO100200500001C

		(b)	An original and two copies to the following designated billing office:

Contracting Officer ORDC, OPHEP, DHHS 200 Independence Avenue, S.W. Room 636G Washington, D.C. 20201

	(2)	Inquiries regarding payment of invoices should be directed to the designated billing office, (202) 401-3693.

ARTICLE G.6.   INDIRECT COST RATES

In accordance with Federal Acquisition Regulation (FAR) (48 CFR Chapter 1) Clause 52.216-7(d)(2), Allowable Cost and Payment incorporated by reference in this contract in Part II, Section I, the cognizant Contracting Officer representative responsible for negotiating provisional and/or final indirect cost rates is identified as follows:

Director, Division of Financial Advisory Services
Office of Acquisition Management and Policy
National Institutes of Health
6100 Building, Room 6B05
6100 EXECUTIVE BLVD MSC-7540
BETHESDA, MD 20892-7540

These rates are hereby incorporated without further action of the Contracting Officer.

ARTICLE G.7.   GOVERNMENT PROPERTY

a.

In addition to the requirements of the clause, GOVERNMENT PROPERTY, incorporated in SECTION I of this contract, the Contractor shall comply with the provisions of DHHS Publication, Contractor’s Guide for Control of Government Property, 1990, which is incorporated into this contract by reference. Among other issues, this publication provides a summary of the Contractor’s responsibilities regarding purchasing authorizations and inventory and reporting requirements under the contract. A copy of this publication is available upon request to the Contracts Property Administrator.

b.

Notwithstanding the provisions outlined in the DHHS Publication, Contractor’s Guide for Control of Government Property, 1990 which is incorporated in this contract in paragraph a. above, the contractor shall use the form entitled, “Report of Government Owned, Contractor Held Property” for performing annual inventories required under this contract. This form is included as an attachment in SECTION J of this contract.

ARTICLE G.8. POST AWARD EVALUATION OF CONTRACTOR PERFORMANCE

a.	Contractor Performance Evaluations

Interim and final evaluations of contractor performance will be prepared on this contract in accordance with FAR 42.15. The final performance evaluation will be prepared at the time of completion of work. In addition to the final evaluation, interim evaluations will be prepared annually to coincide with the anniversary date of the contract.

15.

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Interim and final evaluations will be provided to the Contractor as soon as practicable after completion of the evaluation. The Contractor will be permitted thirty days to review the document and to submit additional information or a rebutting statement. If agreement cannot be reached between the parties, the matter will be referred to an individual one level above the Contracting Officer, whose decision will be final.

Copies of the evaluations, contractor responses, and review comments, if any, will be retained as part of the contract file, and may be used to support future award decisions.

ARTICLE G.9.   PAYMENT CONDITIONED ON DELIVERY

Pursuant to 3 19F-2(c)(7)(c)(ii)(l) of the Public Health Service Act, no payment will be made until delivery has been made of a portion, acceptable to the Secretary, of the total number of units under contract. For purposes of this contract such portion is agreed to be one lot as defined in Article B.2.d. Delivery is defined as set forth in Article F.1. and in the applicable clauses.

SECTION H - SPECIAL CONTRACT REQUIREMENTS

ARTICLE H.1.   REIMBURSEMENT OF COSTS FOR INDEPENDENT RESEARCH AND DEVELOPMENT PROJECTS

The primary purpose of the Public Health Service (PHs) is to support and advance independent research within the scientific community. PHS has established effective, time tested and well recognized procedures for stimulating and supporting this independent research by selecting from multitudes of applications those research projects most worth of support within the constraints of its appropriations. The reimbursement through the indirect cost mechanism of independent research and development costs not incidental to product improvement would circumvent this competitive process.

To ensure that all research and development projects receive similar and equal consideration, all organizations may compete for direct funding of independent research and development projects they consider worthy of support by submitting those projects to the appropriate Public Health Service grant office for review. Since these projects may be submitted for direct funding, the Contractor agrees that no costs for any independent research and development project, including all applicable indirect costs, will be claimed under this contract.

ARTICLE H.2.   RESTRICTION FROM USE OF HUMAN SUBJECTS

NOTICE: UNDER GOVERNING REGULATIONS, FEDERAL FUNDS ADMINISTERED BY THE DEPARTMENT OF HEALTH AND HUMAN SERVICES SHALL NOT BE EXPENDED FOR RESEARCH INVOLVING HUMAN SUBJECTS, AND INDIVIDUALS SHALL NOT BE ENROLLED IN SUCH RESEARCH, WITHOUT PRIOR APPROVAL BY THE OFFICE FOR HUMAN RESEARCH PROTECTIONS (OHRP) OF AN ASSURANCE TO COMPLY WITH THE REQUIREMENTS OF 45 CFR 46 TO PROTECT HUMAN RESEARCH SUBJECTS. THIS RESTRICTION APPLIES TO ALL COLLABORATING SITES WITHOUT OHRP-APPROVED ASSURANCES, WHETHER DOMESTIC OR FOREIGN, AND COMPLIANCE MUST BE ENSURED BY THE AWARDEE.

PRISONERS SHALL NOT BE ENROLLED IN ANY HHS RESEARCH ACTIVITIES UNTIL ALL REQUIREMENTS OF HHS REGULATIONS AT 45 CFR PART 46, SUBPART C HAVE BEEN MET. IF A RESEARCH SUBJECT BECOMES A PRISONER DURING THE PERIOD OF THIS CONTRACT, 45 CFR PART 46, SUBPART C WILL APPLY TO RESEARCH INVOLVING THAT INDIVIDUAL.

ARTICLE H.3.   NEEDLE EXCHANGE

a.

Pursuant to Public Law(s) cited in paragraph b., below, contract funds shall not be used to carry out any program of distributing sterile needles or syringes for the hypodermic injection of any illegal drug.

16.

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b.	Public Law and Section No.	Fiscal Year	Period Covered

          P.L.***

          ***(This requirement is pending passage of the applicable Public Law for Fiscal Year 2005)

ARTICLE H.4.   PRIVACY ACT

This procurement action requires the Contractor to do one or more of the following: design, develop, or operate a system of records on individuals to accomplish an agency function in accordance with the Privacy Act of 1974, Public Law 93-579, December 31, 1974 (5 USC 552a) and applicable agency regulations. Violation of the Act may involve the imposition of criminal penalties.

The Privacy Act System of Records applicable to this project is Number (Pending). This document will be incorporated into this contract as an Attachment in a future modification.

NOTE: Clinical Trials cannot be initiated until the Systems Notice has been published and approval is received from the Contracting Officer.

ARTICLE H.5.   ANIMAL WELFARE

All research involving live, vertebrate animals shall be conducted in accordance with the Public Health Service Policy on Humane Care and Use of Laboratory Animals. This policy may be accessed at http://grants1.nih.gov/grants/olaw/references/phspol.htm

ARTICLE H.6.   RESTRICTION FROM USE OF LIVE VERTEBRATE ANIMALS

UNDER GOVERNING POLICY, FEDERAL FUNDS ADMINISTERED BY THE PUBLIC HEALTH SERVICE (PHs) SHALL NOT BE EXPENDED FOR RESEARCH INVOLVING LIVE VERTEBRATE ANIMALS WITHOUT PRIOR APPROVAL BY THE OFFICE FOR LABORATORY ANIMAL WELFARE (OLAW), OF AN ASSURANCE TO COMPLY WITH THE PHS POLICY ON HUMANE CARE AND USE OF LABORATORY ANIMALS. THIS RESTRICTION APPLIES TO ALL PERFORMANCE SITES WITHOUT OLAW-APPROVED ASSURANCES, WHETHER DOMESTIC OR FOREIGN.

ARTICLE H.7.   PUBLICATION AND PUBLICITY

The contractor shall acknowledge the support of the Department of Health and Human Services whenever publicizing the work under this contract in any media by including an acknowledgment substantially as follows:

“This project has been funded in whole or in part with Federal funds from the Department of Health and Human Services under Contract No. HHSO100200500001C.”

ARTICLE H.8. PRESS RELEASES

a.

Pursuant to Public Law(s) cited in paragraph b., below, the contractor shall clearly state, when issuing statements, press releases, requests for proposals, bid solicitations and other documents describing projects or programs funded in whole or in part with Federal money: (1) the percentage of the total costs of the program or project which will be financed with Federal money; (2) the dollar amount of Federal funds for the project or program; and (3) the percentage and dollar amount of the total costs of the project or program that will be financed by nongovernmental sources.

b.	Public Law and Section No.	Fiscal Year	Period Covered

P.L.***

***(This requirement is pending passage of the applicable Public Law for Fiscal Year 2005)

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ARTICLE H.9.   TASK ORDER/DELIVERY ORDER CONTRACT OMBUDSMAN

In accordance with FAR 16.505(b)(5), the following individual has been designated as the DHHS Ombudsman for task order and delivery order contracts:

[ * ]
HHS Office of Acquisition Management and Policy
Room 336-E, Hubert H. Humphrey Building
200 Independence Avenue, S.W.
Washington, D.C. 20201
Telephone: 202-690-8554
Fax: 202-690-6902

ARTICLE H.10.   REPORTING MATTERS INVOLVING FRAUD, WASTE AND ABUSE

Anyone who becomes aware of the existence or apparent existence of fraud, waste and abuse in DHHS funded programs is encouraged to report such matters to the HHS Inspector General’s Office in writing or on the Inspector General’s Hotline. The toll free number is 1-800-HHS-TIPS (1-800-447-8477). All telephone calls will be handled confidentially. The e-mail address is Htips@os.dhhs.gov and the mailing address is:

Office of Inspector General

Department of Health and Human Services

TIPS HOTLINE

P.O. Box 23489

Washington, D.C. 20026

ARTICLE H.11.   ANTI -LOBBYING

a.

Pursuant to Public Law(s) cited in paragraph c., below, contract funds shall only be used for normal and recognized executive-legislative relationships. Contract funds shall not be used, for publicity or propaganda purposes; or for the preparation, distribution, or use of any kit, pamphlet, booklet, publication, radio, television, or video presentation designed to support or defeat legislation pending before the Congress or any State legislature, except in presentation to the Congress or any State legislature itself.

b.

Contract funds shall not be used to pay salary or expenses of the contractor or any agent acting for the contractor, related to any activity designed to influence legislation or appropriations pending before the Congress or any State legislature.

c.	Public Law and Section No.	Fiscal Year	Period Covered

P.L.***

***(This requirement is pending passage of the applicable Public Law for Fiscal Year 2005)

ARTICLE H.12.   POSSESSION USE AND TRANSFER OF SELECT BIOLOGICAL AGENTS OR TOXINS

Work involving select biological agents or toxins shall not be conducted under this contract until the contractor and any affected subcontractor(s) are granted a certificate of registration or are authorized to work with the applicable agents.

For prime or subcontract awards to domestic institutions who possess, use, and/or transfer Select Agents under this contract, the institution must complete registration with the Centers for Disease Control and Prevention (CDC), Department of Health

18.

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and Human Services (DHHS) or the Animal and Plant Health Inspection Services (APHIS), U.S. Department of Agriculture (USDA), as applicable, before using DHHS funds for research involving Select Agents. No DHHS funds can be used for research involving Select Agents if the final registration certificate is denied.

For prime or subcontract awards to foreign institutions who possess, use, and/or transfer Select Agents under this contract, the institution must provide information satisfactory to the DHHS that a process equivalent to that described in 42 CFR 73 (http://www.cdc.gov/od/sap/docs/42cfr73.pdf) for U.S. institutions is in place and will be administered on behalf of all Select Agent work sponsored by these funds before using these funds for any work directly involving the Select Agents. The contractor must provide information addressing the following key elements appropriate for the foreign institution: safety, security, training, procedures for ensuring that only approved/appropriate individuals have access to the Select Agents, and any applicable laws, regulations and policies equivalent to 42 CFR 73. An DHHS-chaired committee of U.S. federal employees (including representatives of DHHS grants/contracts and scientific program management, CDC, Department of Justice and other federal intelligence agencies, and Department of State) will assess the policies and procedures for comparability to the U.S. requirements described in 42 CFR Part 73. When requested by the contracting officer, the contractor should provide key information delineating any laws, regulations, policies, and procedures applicable to the foreign institution for the safe and secure possession, use, and transfer of Select Agents. This includes concise summaries of safety, security, and training plans, and applicable laws, regulations, and policies. For the purpose of security risk assessments, the contractor must provide the names of all individuals at the foreign institution who will have access to the Select Agents and procedures for ensuring that only approved and appropriate individuals have access to Select Agents under the contract.

Listings of HHS select agents and toxins, biologic agents and toxins, and overlap agents or toxins as well as information about the registration process, can be obtained on the Select Agent Program Web site at http://www.cdc.gov/od/sap/

ARTICLE H.13.   PROHIBITION ON CONTRACTOR INVOLVEMENT WITH TERRORIST ACTIVITIES

The contractor acknowledges that U.S. Executive Orders and Laws, including but not limited to E.O.13224 and P.L.107-56, prohibit transactions with, and the provision of resources and support to, individuals and organizations associated with terrorism. It is the legal responsibility of the contractor to ensure compliance with these Executive Orders and Laws. This clause must be included in all subcontracts issued under this contract.

19.

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ARTICLE I.1.   GENERAL CLAUSES FOR A NEGOTIATED FIXED PRICE SUPPLY CONTRACT – FAR 52.252- 2, CLAUSES INCORPORATED BY REFERENCE (FEBRUARY 1998)

THESE CLAUSES ARE APPLICABLE TO STATEMENT OF WORK REQUIREMENTS 1,2,3,4a), b), c) and d), 5, 6, 7 and 10.

This contract incorporates one or more clauses by reference, with the same force and effect, as if they were given in full text. Upon request, the Contracting Officer will make their full text available. Also, the full text of a clause may be accessed electronically at this address: http://www.arnet.gov/far/.

a.       FEDERAL ACQUISITION REGULATION (FAR) (48 CHAPTER 1) CLAUSES

FAR CLAUSE NO.	DATE	TITLE

52.202-1	Jul 2004	Definitions

52.203-3	Apr 1984	Gratuities (Over $100,000)

52.203-5	Apr 1984	Covenant Against Contingent Fees (Over $100,000)

52.203-6	Jul 1995	Restrictions on Subcontractor Sales to the Government (Over $100,000)

52.203-7	Jul 1995	Anti-Kickback Procedures (Over $100,000)

52.203-8	Jan 1997	Cancellation, Rescission, and Recovery of Funds for Illegal or Improper Activity (Over $100,000)

52.203-10	Jan 1997	Price or Fee Adjustment for Illegal or Improper Activity (Over $100,000)

52.203-12	Jun 2003	Limitation on Payments to Influence Certain Federal Transactions (Over $100,000)

52.204-4	Aug 2000	Printed or Copied Double-Sided on Recycled Paper (Over $100,000)

52.204-7	Oct 2003	Central Contractor Registration

52.209-6	Jul 1995	Protecting the Government’s Interests When Subcontracting With Contractors Debarred, Suspended, or Proposed for Debarment (Over $25,000)

52.211-5	Aug 2000	Material Requirements

52.215-2	Jun 1999	Audit and Records – Negotiation (Over $100,000)

52.215-8	Oct 1997	Order of Precedence – Uniform Contract Format

52.215-10	Oct 1997	Price Reduction for Defective Cost or Pricing Data

52.215-12	Oct 1997	Subcontractor Cost or Pricing Data (Over $500,000)

52.215-14	Oct 1997	Integrity of Unit Prices (Over $100,000)

52.215-15	Jan 2004	Pension Adjustments and Asset Reversions

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52.215-18	Oct 1997	Reversion or Adjustment of Plans for Post-Retirement Benefits (PRB) other than Pensions

52.215-19	Oct 1997	Notification of Ownership Changes

52.215-21	Oct 1997	Requirements for Cost or Pricing Data or Information Other Than Cost or Pricing Data – Modifications

52.219-8	May 2004	Utilization of Small Business Concerns (Over $100,000)

52.219-9	Jan 2002	Small Business Subcontracting Plan (Over $500,000)

52.219-16	Jan 1999	Liquidated Damages – Subcontracting Plan (Over $500,000)

52.222-19	Jun 2004	Child Labor--Cooperation with Authorities and Remedies

52.222-20	Dec 1996	Walsh-Healey Public Contracts Act

52.222-26	Apr 2002	Equal Opportunity

52.222-35	Dec 2001	Equal Opportunity for Special Disabled Veterans, Veterans of the Vietnam Era, and Other Eligible Veterans

52.222-36	Jun 1998	Affirmative Action for Workers with Disabilities

52.222-37	Dec 2001	Employment Reports on Special Disabled Veterans, Veterans of the Vietnam Era, and Other Eligible Veterans

52.223-6	May 2001	Drug-Free Workplace

52.223-14	Aug 2003	Toxic Chemical Release Reporting (Over $100,000)

52.225-1	Jun 2003	Buy American Act – Supplies

52.225-13	Dec 2003	Restrictions on Certain Foreign Purchases

52.227-1	Jul 1995	Authorization and Consent

52.227-2	Aug 1996	Notice and Assistance Regarding Patent and Copyright Infringement (Over $100,000)

52.227-3	Apr 1984	Patent Indemnity

52.229-3	Apr 2003	Federal, State and Local Taxes (Over $100,000)

52.232-1	Apr 1984	Payments

52.232-8	Feb 2002	Discounts for Prompt Payment

52.232-9	Apr 1984	Limitation on Withholding of Payments

52.232-11	Apr 1984	Extras

21.

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52.232-17	Jun 1996	Interest (Over $100,000)

52.232-23	Jan 1986	Assignment of Claims

52.232-25	Oct 2003	Prompt Payment

52.232-33	Oct 2003	Payment by Electronic Funds Transfer--Central Contractor Registration

52.233-1	Jul 2002	Disputes

52.233-3	Aug 1996	Protest After Award

52.242-13	Jul 1995	Bankruptcy (Over $100,000)

52.243-1	Aug 1987	Changes – Fixed-Price

52.244-2	Aug 1998	Subcontracts *If written consent to subcontract is required, the identified subcontracts are listed in ARTICLE B, Advance Understandings.

52.245-2	May 2004	Government Property (Fixed-Price Contracts)

52.249-2	Sep 1996	Termination for the Convenience of the Government (Fixed-Price)

52.249-8	Apr 1984	Default (Fixed-Price Supply and Service)(Over $100,000)

52.253-1	Jan 1991	Computer Generated Forms

b.       DEPARTMENT OF HEALTH AND HUMAN SERVICES ACQUISITION REGULATION (HHSAR) (48 CFR CHAPTER 3) CLAUSES

HHSAR CLAUSE NO.	DATE	TITLE

352.202-1	Jan 2001	Definitions

352.232-9	Apr 1984	Withholding of Contract Payments

352.270-4	Jan 2001	Pricing of Adjustments

352.270-6	Jul 1991	Publications and Publicity

352.270-7	Jan 2001	Paperwork Reduction Act

End of GENERAL CLAUSES FOR A NEGOTIATED FIXED PRICE SUPPLY CONTRACT – Rev. 07/2004

ARTICLE I.1.   GENERAL CLAUSES FOR A COST-REIMBURSEMENT RESEARCH AND DEVELOPMENT CONTRACT – FAR 52.252- 2, CLAUSES INCORPORATED BY REFERENCE (FEBRUARY 1998)

THESE CLAUSES ARE APPLICABLE TO STATEMENT OF WORK REQUIREMENTS 4e), 8 and 9.

This contract incorporates the following clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. Also, the full text of a clause may be accessed electronically at this address: http://www.arnet.gov/far/.

22.

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c.       FEDERAL ACQUISITION REGULATION (FAR) (48 CHAPTER 1) CLAUSES

FAR CLAUSE NO.	DATE	TITLE

52.202-1	Jul 2004	Definitions

52.203-3	Apr 1984	Gratuities (Over $100,000)

52.203-5	Apr 1984	Covenant Against Contingent Fees (Over $100,000)

52.203-6	Jul 1995	Restrictions on Subcontractor Sales to the Government (Over $100,000)

52.203-7	Jul 1995	Anti-Kickback Procedures (Over $100,000)

52.203-8	Jan 1997	Cancellation, Rescission, and Recovery of Funds for Illegal or Improper Activity (Over $100,000)

52.203-10	Jan 1997	Price or Fee Adjustment for Illegal or Improper Activity (Over $100,000)

52.203-12	Jun 2003	Limitation on Payments to Influence Certain Federal Transactions (Over $100,000)

52.204-4	Aug 2000	Printed or Copied Double-Sided on Recycled Paper (Over $100,000)

52.204-7	Oct 2003	Central Contractor Registration

52.209-6	Jul 1995	Protecting the Government’s Interests When Subcontracting With Contractors Debarred, Suspended, or Proposed for Debarment (Over $25,000)

52.215-2	Jun 1999	Audit and Records – Negotiation (Over $100,000)

52.215-8	Oct 1997	Order of Precedence – Uniform Contract Format

52.215-10	Oct 1997	Price Reduction for Defective Cost or Pricing Data

52.215-12	Oct 1997	Subcontractor Cost or Pricing Data (Over $500,000)

52.215-14	Oct 1997	Integrity of Unit Prices (Over $100,000)

52.215-15	Jan 2004	Pension Adjustments and Asset Reversions

52.215-18	Oct 1997	Reversion or Adjustment of Plans for Post-Retirement Benefits (PRB) other than Pensions

52.215-19	Oct 1997	Notification of Ownership Changes

52.215-21	Oct 1997	Requirements for Cost or Pricing Data or Information Other Than Cost or Pricing Data – Modifications

52.216-7	Dec 2002	Allowable Cost and Payment

52.216-8	Mar 1997	Fixed Fee

23.

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52.219-8	May 2004	Utilization of Small Business Concerns (Over $100,000)

52.219-9	Jan 2002	Small Business Subcontracting Plan (Over $500,000)

52.219-16	Jan 1999	Liquidated Damages – Subcontracting Plan (Over $500,000)

52.222-2	Jul 1990	Payment for Overtime Premium (Over $100,000) (Note: The dollar amount in paragraph (a) of this clause is $0 unless otherwise specified in the contract.)

52.222-3	Jun 2003	Convict Labor

52.222-26	Apr 2002	Equal Opportunity

52.222-35	Dec 2001	Equal Opportunity for Special Disabled Veterans, Veterans of the Vietnam Era, and Other Eligible Veterans

52.222-36	Jun 1998	Affirmative Action for Workers with Disabilities

52.222-37	Dec 2001	Employment Reports on Special Disabled Veterans, Veterans of the Vietnam Era, and Other Eligible Veterans

52.223-6	May 2001	Drug-Free Workplace

52.223-14	Aug 2003	Toxic Chemical Release Reporting (Over $100,000)

52.225-1	Jun 2003	Buy American Act – Supplies

52.225-13	Dec 2003	Restrictions on Certain Foreign Purchases

52.227-1	Jul 1995	Authorization and Consent, Alternate I (Apr 1984)

52.227-2	Aug 1996	Notice and Assistance Regarding Patent and Copyright Infringement (Over $100,000)

52.227-11	Jun 1997

Patent Rights – Retention by the Contractor (Short Form) (Note: In accordance with FAR 27.303(a)(2), paragraph (f) is modified to include the requirements in FAR 27.303(a)(2)(i) through (iv). The frequency of reporting in, (i) is annual.

52.227-14	Jun 1987	Rights in Data – General

52.232-9	Apr 1984	Limitation on Withholding of Payments

52.232-17	Jun 1996	Interest (Over $100,000)

52.232-20	Apr 1984	Limitation of Cost

52.232-23	Jan 1986	Assignment of Claims

52.232-25	Oct 2003	Prompt Payment, Alternate I (Feb 2002)

52.232-33	Oct 2003	Payment by Electronic Funds Transfer--Central Contractor Registration

52.233-1	Jul 2002	Disputes

24.

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52.233-3	Aug 1996	Protest After Award, Alternate I (Jun 1985)

52.242-1	Apr 1984	Notice of Intent to Disallow Costs

52.242-3	May 2001	Penalties for Unallowable Costs (Over $500,000)

52.242-4	Jan 1997	Certification of Final Indirect Costs

52.242-13	Jul 1995	Bankruptcy (Over $100,000)

52.243-2	Aug 1987	Changes – Cost Reimbursement, Alternate V (Apr 1984)

52.244-2	Aug 1998	Subcontracts, Alternate II (Aug 1998) *If written consent to subcontract is required, the identified subcontracts are listed in ARTICLE B, Advance Understandings.

52.244-5	Dec 1996	Competition in Subcontracting (Over $100,000)

52.245-5	May 2004	Government Property (Cost-Reimbursement, Time and Material, or Labor-Hour Contract)

52.246-23	Feb 1997	Limitation of Liability (Over $100,000)

52.249-6	Sep 1996	Termination (Cost-Reimbursement)

52.249-14	Apr 1984	Excusable Delays

52.253-1	Jan 1991	Computer Generated Forms

d.       DEPARTMENT OF HEALTH AND HUMAN SERVICES ACQUISITION REGULATION (HHSAR) (48 CFR CHAPTER 3) CLAUSES:

HHSAR CLAUSE NO.	DATE	TITLE

352.202-1	Jan 2001	Definitions – with Alternate paragraph (h) (Jan 2001)

352.216-72	Oct 1990	Additional Cost Principles

352.228-7	Dec 1991	Insurance – Liability to Third Persons

352.232-9	Apr 1984	Withholding of Contract Payments

352.233-70	Apr 1984	Litigation and Claims

352.242-71	Apr 1984	Final Decisions on Audit Findings

352.270-5	Apr 1984	Key Personnel

352.270-6	Jul 1991	Publications and Publicity

352.270-7	Jan 2001	Paperwork Reduction Act

25.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

End of GENERAL CLAUSES FOR A COST-REIMBURSEMENT RESEARCH AND DEVELOPMENT CONTRACT – Rev. 07/2004.

ARTICLE I.2.   AUTHORIZED SUBSTITUTION OF CLAUSES

ARTICLE I.1. of this SECTION is hereby modified as follows:

ALTERNATE IV (OCTOBER 1997) of FAR Clause 52.215-21, REQUIREMENTS FOR COST OR PRICING DATA OR INFORMATION OTHER THAN COST OR PRICING DATA--MODIFICATIONS (OCTOBER 1997) is added.

FAR Clause 52.232-20 LIMITATION OF COST, is deleted in its entirety and FAR Clause 52.232-22, LIMITATION OF FUNDS 9APRIL 1984) is substituted therefor. Note: When this contract is fully funded, FAR Clause 52.232-22, LIMITATION OF FUNDS will no longer apply and FAR Clause 52.232-20, LIMITATION OF COST will become applicable.

ARTICLE I.3.   ADDITIONAL CONTRACT CLAUSES

This contract incorporates the following clauses by reference, with the same force and effect, as if they were given in full text. Upon request, the contracting officer will make their full text available.

a.       FEDERAL ACQUISITION REGULATION (FAR) (48 CFR CHAPTER 1) CLAUSES

(1)	FAR 52.215-17, Waiver of Facilities Capital Cost of Money (OCTOBER 1997).

(2)	FAR 52.216-18, Ordering (OCTOBER 1995)

	“(a)	.... Such orders may be issued from October 29, 2004 through contract expiration date”

(3)	FAR 52.216-22, Indefinite Quantity (OCTOBER 1995).

“(d) ... the Contractor shall not be required to make any deliveries under this contract after contract expiration date”

(4)	FAR 52.219-4, Notice of Price Evaluation Preference for HUBZone Small Business Concerns (JANUARY 1999).

	“(c)	Waiver of evaluation preference.....

[ * ] Offeror elects to waive the evaluation preference.”

(5)	FAR 52.224-1, Privacy Act Notification (APRIL 1984).

(6)	FAR 52.224-2, Privacy Act (APRIL 1984).

(7)	FAR 52.227-14, Rights in Data – General (JUNE 1987).

(8)	FAR 52.242-3, Penalties for Unallowable Costs (MAY 2001).

b.       DEPARTMENT OF HEALTH AND HUMAN SERVICES ACQUISITION REGULATION (HHSAR) (48 CHAPTER 3) CLAUSES:

(1)	HHSAR 352.223-70, Safety and Health (JANUARY 2001). This clause is provided in full text in SECTION J – ATTACHMENTS.

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(2)	HHSAR 352.270-8, Protection of Human Subjects (JANUARY 2001).

Note: The Office for Human Research Protections (OHRP), Office of the Secretary (OS), Department of Health and Human Services (DHHS) is the office responsible for oversight of the Protection of Human subjects and should replace Office for Protection from Research Risks (OPRR), National Institutes of Health (NIH) wherever it appears in this clause.

(3)	HHSAR 352.270-9, Care of Live Vertebrate Animals (JANUARY 2001).

ARTICLE I.4.   ADDITIONAL FAR CONTRACT CLAUSES INCLUDED IN FULL TEXT

This contract incorporates the following clauses in full text.

FEDERAL ACQUISITION REGULATION (FAR)(48 CFR CHAPTER 1) CLAUSES:

a.       FAR Clause 52.216-19, ORDER LIMITATIONS (OCTOBER 1995)

(a)

Minimum Order. When the Government requires supplies or services covered by this contract in an amount of less than 25,000,000 doses of rPA Anthrax vaccine, the Government is not obligated to purchase, nor is the Contractor obligated to furnish, those supplies or services under the contract.

(b)	Maximum Order. The Contractor is not obligated to honor—

	(2)	Any order for a single item in excess of 75,000,000 doses of rPA Anthrax vaccine.

	(3)	Any order for a combination of items in excess of 75,000,000 doses of rPA Anthrax vaccine; or

	(4)	A series of orders from the same ordering office within 30days that together call for quantities exceeding the limitation in subparagraph (1) or (2) above.

(c)

If this is a requirements contract (i.e., includes the Requirements clause at subsection 52.216-21 of the Federal Acquisition Regulation (FAR)), the Government is not required to order a part of any one requirement from the Contractor if that requirement exceeds the maximum-order limitations in paragraph (b) above.

(d)

Notwithstanding paragraphs (b) and (c) above, the Contractor shall honor any order exceeding the maximum order limitations in paragraph (b), unless that order (or orders) is returned to the ordering office within 30days after issuance, with written notice stating the Contractor’s intent not to ship the item (or items) called for and the reasons. Upon receiving this notice, the Government may acquire the supplies or services from another source.

b.       FAR Clause 52.244-6, SUBCONTRACTS FOR COMMERCIAL ITEMS (JULY 2004)

(a)	Definitions. As used in this clause—

Commercial item, has the meaning contained in Federal Acquisition Regulation 52.202-1, Definitions.

Subcontract, includes a transfer of commercial items between divisions, subsidiaries, or affiliates of the Contractor or subcontractor at any tier.

(b)

To the maximum extent practicable, the Contractor shall incorporate, and require its subcontractors at all tiers to incorporate, commercial items or nondevelopmental items as components of items to be supplied under this contract.

(c)	(1) The Contractor shall insert the following clauses in subcontracts for commercial items:

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(i)

52.219-8, Utilization of Small Business Concerns (MAY 2004) (15 U.S.C. 637(d)(2) and (3)), in all subcontracts that offer further subcontracting opportunities. If the subcontract (except subcontracts to small business concerns) exceeds $500,000 ($1,000,000 for construction of any public facility), the subcontractor must include 52.219-8 in lower tier subcontracts that offer subcontracting opportunities.

		(ii)	52.222-26, Equal Opportunity (APR 2002) (E.O.11246).

		(iii)	52.222-35, Equal Opportunity for Special Disabled Veterans, Veterans of the Vietnam Era, and Other Eligible Veterans (DEC 2001) (38 U.S.C. 4212(a)).

		(iv)	52.222-36, Affirmative Action for Workers with Disabilities (JUN 1998) (29 U.S.C. 793).

(v)

52.247-64, Preference for Privately Owned U.S. Flag Commercial Vessels (APR 2003) (46 U.S.C. Appx 1241 and 10 U.S.C. 2631) (flow down required in accordance with paragraph (d) of FAR clause 52.247-64).

	(2)	While not required, the Contractor may flow down to subcontracts for commercial items a minimal number of additional clauses necessary to satisfy its contractual obligations.

(d)	The Contractor shall include the terms of this clause, including this paragraph (d), in subcontracts awarded under this contract.

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PART III

SECTION J - LIST OF ATTACHMENTS

The following documents are attached and incorporated in this contract

1.	Statement of Work, November 4, 2004, 5 pages.

2.	Invoice Instructions for Fixed-Price Contracts, 1 page.

3.	Inclusion Enrollment Report, 5/01 (Modified OAMP: 10/01), 1 page.

4.	Privacy Act System of Records, Number (PENDING)

5.	Safety and Health, HHSAR Clause 352.223-70, (1/01), 1 page.

6.	Research Patient Care Costs, 1 page.

29.

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PART IV

SECTION K - REPRESENTATIONS AND CERTIFICATIONS

The following documents are incorporated by reference in this contract:

1.	Representations and Certifications, dated October 22, 2004.

2.	Human Subjects Assurance Identification Number FWA00001083.

3.	Animal Welfare Assurance Number (To be obtained after contract award).

END of the SCHEDULE

(CONTRACT)

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STATEMENT OF WORK

Acquisition of Licensed Recombinant Protective Antigen

Anthrax vaccine for the Strategic National Stockpile

[ * ][1]	as appropriate for administration of the vaccine (with a minimum of [ * ] to be delivered within [ * ] of the Contract Award date);

b)

Perform accelerated and real-time stability assessments to support the proposed product dating period of the Bulk Drug Substance and Final Drug Product, and ongoing stability assessments to support extension of the product dating period (as necessary);

c)	Conduct human Phase 3 and animal safety and animal efficacy studies as per FDA regulations;

d)	Obtain FDA licensure for the clinical indications of [ * ]. This is a condition of supplemental payment under Article B.2c.

e)

Perform quality control and quality assurance monitoring on product in the SNS and track/rotate inventory of the SNS stored product as needed through the end of the contract or expiration of the product, which ever comes first;

f)	Produce, release, maintain and monitor [ * ] lot of Bulk Drug Substance [ * ] to maintain cGMP capacity (warm base) for the production of rPA anthrax vaccine for [ * ]; and,

g)	Initiate and complete special population clinical trials including [ * ]

2.)	Specific Technical Requirements

The Contractor shall perform the work required to manufacture, deliver and license acceptable vaccine to the SNS in accordance with the requirements outlined below. However, please note, initial payments to the Contractor for product pursuant to the line item for 75 million doses of rPA Anthrax Vaccine as set forth in Article B.2.c. will be solely dependent on delivery of usable product to the SNS2. Other payments will be made in accordance with the remaining line items set forth in Article B.2.c The primary requirements are listed below with some containing subcategories of secondary activities.

[1]	Needle shall be detachable to enable attachment of pediatric length needle.

[2]	Usable product is defined as sufficient [ * ] data (as prescribed by FDA) to support use under a [ * ] IND protocol [ * ]

Statement of Work	ATTACHMENT 1
(11/04/04)	Page 1

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Development and Licensure of rPA Anthrax Vaccine:

Requirement 1 – Vaccine Production and cGMP Compliance

[ * ]

to be delivered to the SNS through award period of performance. The Contractor shall deliver [ * ] doses of FDP within [ * ] of contract award. The Bulk Drug Substance and FDP shall meet the specifications agreed upon by the FDA and shall be manufactured under cGMP conditions that are suitable for FDA licensure.

b)	The Contractor shall provide information requested by the FDA in order for FDA to schedule and execute a cGMP site-visit to review the manufacturing facility prior to production of stockpile lots.

c)	The Contractor shall provide labeling strategy and draft-labeling including carton and shipper to the Project Officer.

d)	The Contractor shall provide [ * ] points of contact that will be available [ * ] to be notified in case of a [ * ].

Requirement 2 – Stability Testing of Finished Vaccine

a)

The Contractor shall validate critical assays necessary for intermediate and final product release and stability, to assess immune response parameters for animals and humans, and for potency evaluation. Validation of all assays will be required for licensure; however FDA will determine the validation of critical assay parameters for product use under the Contingency Use IND protocol. Validated analytical procedures shall be used, irrespective of whether they are for in-process, release, immunogenicity and stability testing. Each quantitative analytical procedure shall be designed to minimize assay variation. Formal quality unit review of analytical test results shall be performed according to established quality standards and procedures. General guidance regarding analytical procedures and methods validation information can be found in the FDA Guidance for Industry: INDs for Phase 2 and 3 Studies of Drugs, including Specified Therapeutic Biotechnology-Derived Products, Chemistry, Manufacturing, and Controls Content and Format (May 2003).

b)

The Contractor shall conduct accelerated and real-time stability studies, including potency testing, on the Bulk Drug Substance lots stored by the Contractor and Final Drug Product lots placed in the SNS throughout the contract lifetime or until product expiration in accordance with FDA/CBER requirements. Stability test results will support product expiry dating and testing will be performed in accordance with current regulatory guidelines. It is the intent of the USG to [ * ] based on results of [ * ] of the rPA anthrax vaccine in the stockpile.

c)	The Contractor shall conduct periodic potency retesting of the stockpile inventory through the end of the contract or vaccine expiration, whichever comes first.

Requirement 3 – Design of Safety and Efficacy Studies

The Contractor shall develop, submit and execute plans to determine safety and efficacy, including both non-clinical (i.e., demonstration of efficacy under the Animal Rule) and human safety and immunogenicity studies adequate for U.S. licensure of rPA anthrax vaccine for two clinical indications: [ * ]. Please Note: generation of data to support use of the product under the “Contingency Use” IND protocol (i.e., [ * ] ) takes priority over submission of the initial BLA for the [ * ]

Requirement 4 – Conduct Safety and Efficacy Studies

The Contractor shall initiate and complete Phase 3 clinical trials for expanded safety and immunogenicity information in normal, healthy volunteers. The initial BLA indication to be investigated will be [ * ]. The second clinical indication to be investigated will be [ * ] .

Statement of Work	ATTACHMENT 1
(11/04/04)	Page 2

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a)

All trials shall utilize vaccine manufactured by the final scale process. Each clinical study shall not begin until FDA/Center for Biologics Evaluation and Review (CBER) accepts the plans and protocols.

b)

Initially, the vaccine will be evaluated in [ * ] in comparison to the currently licensed anthrax vaccine (BioThrax™), but subsequent pre-licensure studies are expected to [ * ] and develop optimal dose regimen and schedule for [ * ] . The initial license application should, at a minimum, cover the age range of [ * ].

c)	Vaccine efficacy for the [ * ] use shall be shown in at least [ * ] inhalation anthrax challenged animal models as per the “Animal Rule” regulations.

d)

Vaccine efficacy and added benefit of vaccine when used [ * ] shall be shown in at least [ * ] animal challenge models. Safety and immunogenicity when vaccine and [ * ] are combined in healthy individuals shall be shown in clinical trials.

e)

The Contractor shall initiate Phase 4 post-licensure/marketing studies. As noted in the “Animal Rule”, the contractor shall conduct postmarketing studies, such as field studies, to verify and describe the biological product’s clinical benefit and to assess its safety when used as indicated when such studies are feasible and ethical. Such post-marketing studies would not be feasible until an exigency arises. When such studies are feasible, the contractor shall conduct such studies with due diligence.

Requirement 5 – Regulatory Submissions

a)

The Contractor shall prepare and submit the required regulatory submissions (as it pertains to the IND, and/or any Drug Master File(s), as specified in but not limited to 21 CFR 312, 314.420, and 601) to the FDA to conduct Phase 3 clinical trials for lot consistency, safety, and immunogenicity in normal, healthy volunteers that are integrated with any ongoing clinical trial(s) for the initial clinical indication – [ * ] . Further, it is anticipated that the Contractor will provide the necessary data to CDC to support the submission of a “Contingency Use” IND protocol.

b)

The Contractor shall prepare and submit an original BLA for rPA anthrax vaccine in order to obtain FDA licensure for the first indication – [ * ] . The Contractor shall review the criteria for Fast Track designation, consult with FDA and then seek such designation during the IND stage for the [ * ] indication, if appropriate. At the pre-BLA meeting, the Contractor shall request priority status for review of the rPA anthrax vaccine BLA for this indication, if appropriate, to allow a so-called “rolling BLA” (i.e. review of the BLA will start before all parts of the BLA have been submitted).

c)	The Contractor shall prepare and submit a supplement to the original BLA for the second indication – [ * ].

d)	All regulatory submissions must comply with current FDA regulations and policies.

Requirement 6 – Shipment to SNS and Storage

a)

The USG will assume responsibility for the cost of finished product pick-up and transport, the long-term storage, and the emergency distribution of the finished product. The USG shall incur only the storage costs while the product is held within the USG’s control except as provided for in Article B.4.1. [ * ]

The Contractor shall ensure that the delivery follows cGMP procedures to maintain the integrity of the product en route. The Contractor shall perform/execute all necessary pilot transfers and shipping protocols prior to first shipment of product. The Contractor shall file the necessary documentation to the FDA for the safe movement of the product to include any protocol deviations en route.

b)

The Contractor shall be responsible for the storage of the product while in process as Work In Progress (WIP) material. However, while the product is in long-term storage with the USG (i.e., in SNS), the Contractor shall

Statement of Work	ATTACHMENT 1
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continue to be responsible for all quality control/quality assurance monitoring and subsequent reporting necessary to insure appropriate storage conditions of the product until said product is licensed. The Contractor, via this contract with the USG, will establish a relationship with the specific USG stockpile facility that has been identified. In addition, the Contractor shall execute a written responsibilities document (such as a Quality Agreement) with the USG storage facility directly in order for the Contractor to maintain direct responsibility and control of the product while stored with the USG. This written document shall be drafted and signed by both parties prior to the transport and storage of the product.

Requirement 7 – Disposition of Vaccine Inventory

Upon expiration or termination (including partial termination) of this contract, the USG may effect final distribution of any vaccine remaining in storage at the Contractor’s facility by any one or combination of the following methods:

a)

The USG may elect to direct the Contractor to ship within [ * ] calendar days prior to the contract termination date, to a consignee(s) designated by the USG, all vaccine remaining in storage at the Contractor’s facility.

	b)	The USG may offer the vaccine to be repurchased by the Contractor at the purchase price.

	c)	The USG may elect to request the Contractor to destroy the vaccine in storage at the Contractor’s facility. If the Contractor is required to destroy the vaccine, [ * ].

The USG may elect to handle disposition of expired vaccines by any one or combination of the following methods:

	a)	The USG may elect to request the Contractor to ship all expired vaccines and vaccines scheduled to expire within [ * ] calendar days to the USG to the location specified by the USG.

b)

The USG may elect to request the Contractor to destroy the BDS or FDS in storage at the Contractor’s facility. If the Contractor is required to destroy the product in storage at the Contractor’s facility, [ * ]

Requirement 8 – Maintaining a “Warm Base”

The Contractor shall manufacture, release, maintain and monitor [ * ] lot of bulk product per [ * ] for [ * ] in order to maintain cGMP capacity to produce sufficient doses of the vaccine to replace expired vaccine when ordered by the USG. All Bulk Drug Substance shall be tested for stability. Orders for stockpile replacement vaccines will be placed by the USG via delivery order requests on an as needed basis. The Contractor shall incorporate this requirement into the work plan and timeline.

Requirement 9 – Clinical Trials in Special Populations

The Contractor shall initiate additional clinical trials to obtain an expanded clinical indication in special populations including [ * ]. These studies to support additional clinical indications shall be investigational under Phase 1, 2, and 3 studies, conducted under an IND, even if the product is approved for a different population. In addition, a BLA supplement for the new clinical indication shall be submitted. The Contractor shall incorporate this requirement into the work plan and timeline.

Requirement 10 – Security of Contract Operations

[ * ]

3.)	Meetings and Conferences

The Contractor shall participate in regular meetings to coordinate and oversee the contracting effort as requested by the Project Officer. Such meetings may include, but are not limited to, meetings of all Contractors and Subcontractors to

Statement of Work	ATTACHMENT 1
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discuss clinical study designs, site visits to the Contractor’s facilities, and meetings with individual Contractors and other HHS officials to discuss the technical, regulatory, and ethical aspects of the program. The contractor shall provide data, reports, and presentations to groups of outside experts and USG personnel as required by the Project Officer in order to facilitate review of contract activities.

Statement of Work	ATTACHMENT 1
(11/04/04)	Page 5

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INVOICE INSTRUCTIONS FOR FIXED-PRICE CONTRACTS.

General The contractor shall submit vouchers or invoices as prescribed herein.

Format Standard Form 1034, Public Voucher for Purchases and Services Other Than Personal, and Standard Form 1035, Public Voucher for Purchases and Services Other than Personal--Continuation Sheet, or the payee’s letterhead or self-designed form should be used to submit claims for reimbursement.

Number of Copies As indicated in the Invoice Submission Clause in the contract.

Frequency Invoices submitted in accordance with the Payment Clause shall be submitted upon delivery of goods or services unless otherwise authorized by the contracting officer.

Preparation and Itemization of the Invoice The invoice shall be prepared in ink or typewriter as follows:

(a)	Designated Billing Office and address

(b)	Invoice Number

(c)	Date of Invoice

(d)	Both the contract number and the ADB number (which appears in the upper left hand corner of the face page of the contract), and date

(e)

Payee’s name and address. Show the contractor’s name (as it appears in the contract), correct address, and the title and phone number of the responsible official to whom payment is to be sent. When an approved assignment has been made by the contractor, or a different payee has been designated, then insert the name and address of the payee instead of the contractor.

(f)	Description of goods or services, quantity, unit price, (where appropriate), and total amount.

(g)	Charges for freight or express shipments other than F.O.B. destination. (If shipped by freight or express and charges are more than $25, attach prepaid bill.)

(h)

Equipment If there is a contract clause authorizing the purchase of any item of equipment, the final invoice must contain a statement indicating that no item of equipment was purchased or include a completed NIH Form entitled, “Report of Government Owned, Contractor Held Property.”

Currency All DHHS contracts are expressed in United States dollars. Where payments are made in a currency other than United States dollars, billings on the contract shall be expressed, and payment by the United States Government shall be made, in that other currency at amounts coincident with actual costs incurred. Currency fluctuations may not be a basis of gain or loss to the contractor. Notwithstanding the above, the total of all invoices paid under this contract may not exceed the United States dollars authorized.

ATTACHMENT 2

1

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PRIVACY ACT SYSTEM OF RECORDS

****	THE PRIVACY ACT SYSTEM OF RECORDS WILL BE ADDED TO THE CONTRACT IN A FUTURE MODIFICATION. ****

Privacy Act System of Records		ATTACHMENT 3
( / / )	1

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HHSAR 352.223-70 SAFETY AND HEALTH (JANUARY 2001)

(a)

To help ensure the protection of the life and health of all persons, and to help prevent damage to property, the Contractor shall comply with all Federal, State and local laws and regulations applicable to the work being performed under this contract. These laws are implemented and/or enforced by the Environmental Protection Agency, Occupational Safety and Health Administration and other agencies at the Federal, State and local levels (Federal, State and local regulatory/enforcement agencies).

(b)

Further, the Contractor shall take or cause to be taken additional safety measures as the Contracting Officer in conjunction with the project or other appropriate officer, determines to be reasonably necessary. If compliance with these additional safety measures results in an increase or decrease in the cost or time required for performance of any part of work under this contract, an equitable adjustment will be made in accordance with the applicable “Changes” Clause set forth in this contract.

(c)

The Contractor shall maintain an accurate record of, and promptly report to the Contracting Officer, all accidents or incidents resulting in the exposure of persons to toxic substances, hazardous materials or hazardous operations; the injury or death of any person; and/or damage to property incidental to work performed under the contract and all violations for which the Contractor has been cited by any Federal, State or local regulatory/enforcement agency. The report shall include a copy of the notice of violation and the findings of any inquiry or inspection, and an analysis addressing the impact these violations may have on the work remaining to be performed. The report shall also state the required action(s), if any, to be taken to correct any violation(s) noted by the Federal, State or local regulatory/enforcement agency and the time frame allowed by the agency to accomplish the necessary corrective action.

(d)

If the Contractor fails or refuses to comply promptly with the Federal, State or local regulatory/enforcement agency’s directive(s) regarding any violation(s) and prescribed corrective action(s), the Contracting Officer may issue an order stopping all or part of the work until satisfactory corrective action (as approved by the Federal, State or local regulatory/enforcement agencies) has been taken and documented to the Contracting Officer. No part of the time lost due to any stop work order shall be subject to a claim for extension of time or costs or damages by the Contractor.

(e)

The Contractor shall insert the substance of this clause in each subcontract involving toxic substances, hazardous materials, or operations. Compliance with the provisions of this clause by subcontractors will be the responsibility of the Contractor.

(End of clause)

Safety and Health Clause		ATTACHMENT 5
HHSAR 352.223-70, (1/01)	1

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Use or disclosure of data contained on this page is subject to the restriction on the cover sheet of this proposal or quotation.

RESEARCH PATIENT CARE COSTS

(a)	Research patient care costs are the costs of routine and ancillary services provided to patients participating in research programs described in this contract.

(b)

Patient care costs shall be computed in a manner consistent with the principles and procedures used by the Medicare Program for determining the part of Medicare reimbursement based on reasonable costs. The Diagnostic Related Group (DRG) prospective reimbursement method used to determine the remaining portion of Medicare reimbursement shall not be used to determine patient care costs. Patient care rates or amounts shall be established by the Secretary of HHS or his duly authorized representative.

(c)

Prior to submitting an invoice for patient care costs under this contract, the contractor must make every reasonable effort to obtain third party payment, where third party payors (including Government agencies) are authorized or are under a legal obligation to pay all or a portion of the charges incurred under this contract for patient care.

(d)	The contractor must maintain adequate procedures to identify those research patients participating in this contract who are eligible for third party reimbursement.

(e)	Only those charges not recoverable from third party payors or patients and which are consistent with the terms and conditions of the contract are chargeable to this contract.

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Use or disclosure of data contained on this page is subject to the restriction on the cover sheet of this proposal or quotation.

APPENDIX D:
Representations and Certifications

Use or disclosure of data contained on this page is subject to the restriction on the cover sheet of this proposal or quotation.

VaxGen, Inc.	FINAL
RFP NIH-NIAID-DMID-0 4-01	22OCT2004

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VII. REPRESENTATIONS AND CERTIFICATIONS

PART IV SECTION K
Representations, Certifications, and Other Statements of Offerors or Quoters (Negotiated).

1. REPRESENTATIONS AND CERTIFICATIONS

1.	FAR 52.203-2	Certification of Independent Price Determination
2.	FAR 52.203-11	Certification and Disclosure Regarding Payments to Influence Certain Federal
Transactions (DEVIATION)
3.	FAR 52.204-3	Taxpayer Identification
4.	FAR 52.204-5	Women-Owned Business (Other Than Small Business)
5.	FAR 52.204-6	Data Universal Numbering System (DUNS) Number
6.	FAR 52.209-5	Certification Regarding Debarment, Suspension, Proposed Debarment and Other
Responsibility Matters
7.	FAR 52.215-6	Place of Performance
8.	FAR 52.219-1	Small Business Program Representations
9.	FAR 52.219-19	Small Business Concern Representation for the Small Business Competitiveness
Demonstration Program
10.	FAR 52.219-21	Small Business Size Representation for Targeted Industry Categories Under the
Small Business Competitiveness Demonstration Program
11.	FAR 52.219-22	Small Disadvantaged Business Status
12.	FAR 52.222-18	Certification Regarding Knowledge of Child Labor for Listed End Products
13.	FAR 52.222-21	Certification of Nonsegregated Facilities
14.	FAR 52.222-22	Previous Contracts and Compliance Reports
15.	FAR 52.222-25	Affirmative Action Compliance
16.	FAR 52.222-38	Compliance with Veterans’ Employment Reporting Requirements
17.	FAR 52.222-48	Exemption From Application of Service Contract Act Provisions
18.	FAR 52.223-4	Recovered Material Certification
19.	FAR 52.223-13	Certification of Toxic Chemical Release Reporting
20.	FAR 52.225-2	Buy American Act Certificate
21.	FAR 52.225-4	Buy American Act--North American Free Trade Agreement--Israeli Trade Act
Certificate
22..	FAR 52.225-6	Trade Agreements Certificate
23.	FAR 52.226-2	Historically Black College or University and Minority Institution Representation
24.	FAR 52.227-6	Royalty Information
25.	FAR 52.230-1	Cost Accounting Standards Notices and Certification
26.	-----	Certification Regarding Environmental Tobacco Smoke
27	-----	Certification of Institutional Policy on Conflict of Financial Interest
28.	FAR 15.406-2	Certificate of Current Cost or Pricing Data

1.

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To Be Completed by the Offeror: (The Representations and Certifications must be executed by an individual authorized to bind the offeror.)

The offeror makes the following Representations and Certifications as part of its proposal (check/complete all appropriate boxes or blanks on the following pages).

VaxGen, Inc.	RFP Number: RFP-DHHS-ORDC-04-01

/s/ Lance Gordon	October 22, 2004

(Signature of Authorized Individual)	(Date)

Lance K. Gordon• Ph.D. President and Chief Executive Officer
(Typed Name of Authorized Individual)
Note: The penalty for making false statements in offers is prescribed in 18 U.S.C 1001.

1.	52.203-2 CERTIFICATE OF INDEPENDENT PRICE DETERMINATION (APRIL 1985)

{NOTE: This provision is applicable when a firm-fixed price or fixed-price with economic price adjustment contract is contemplated.}

(a)	The offeror certifies that

(1)

The prices in this offer have been arrived at independently, without, for the purpose of restricting competition, any consultation, communication, or agreement with any other offeror or competitor relating to (i) those prices, (ii) the intention to submit an offer, or (iii) the methods or factors used to calculate the prices offered;

(2)

The prices in this offer have not been and will not be knowingly disclosed by the offeror, directly or indirectly, to any other offeror or competitor before bid opening (in the case of a sealed bid solicitation) or contract award (in the case of a negotiated solicitation) unless otherwise required by law; and

(3) No attempt has been made or will be made by the offeror to induce any other concern to submit or not to submit an offer for the purpose of restricting competition.

(b)     Each signature on the offer is considered to be a certification by the signatory that the signatory—

(1)

Is the person in the offeror’s organization responsible for determining the prices being offered in this bid or proposal, and that the signatory has not participated and will not participate in any action contrary to subparagraphs (a)(1) through (a)(3) above; or

(2)

(i) Has been authorized in writing, to act as agent for the following principals in certifying that those principals have not participated, and will not participate in any action contrary to subparagraphs (a)(1) through (a)(3) above

Lance K. Gordon, Chief Executive Officer ..............................

(ii) As an authorized agent, does certify that the principals named in subdivision (b)(2)(i) above have not participated, and will not participate, in any action contrary to subparagraphs (a)(1) through (a)(3) above; and

(iii) As an agent, has not personally participated, and will not participate, in any action contrary to subparagraphs (a)(1) through (a)(3) above.

2.

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(c)     If the offeror deletes or modifies subparagraph (a)(2) above, the offeror must furnish with its offer a signed statement setting forth in detail the circumstances of the disclosure.

2.      52.203-11 CERTIFICATION AND DISCLOSURE REGARDING PAYMENTS TO INFLUENCE CERTAIN FEDERAL TRANSACTIONS (DEVIATION)

(a)    The definitions and prohibitions contained in the clause, at FAR 52.203-12, Limitations on Payments to Influence Certain Federal Transactions, included in this solicitation, are hereby incorporated by reference in paragraph (b) of this certification.

(b)    The offeror, by signing its offer, hereby certifies to the best of his or her knowledge and belief that on or after December 23, 1989

(1)

No Federal appropriated funds have been paid or will be paid, to any person for influencing or attempting to influence an officer or employee of any agency, a Member of Congress, an officer or employee of Congress, or an employee of a Member of Congress on his or her behalf in connection with the awarding of a contract resulting from this solicitation.

(2)

If any funds other than Federal appropriated funds (including profit or fee received under a covered Federal transaction) have been paid, or will be paid, to any person for influencing or attempting to influence an officer or employee of any agency, a Member of Congress, an officer or employee of Congress, or an employee of a Member of Congress on his or her behalf in connection with this solicitation, the offeror shall complete and submit with its offer, OMB Standard Form-LLL, “Disclosure of Lobbying Activities”, to the Contracting Officer, and

(3)

He or she will include the language of this certification in all subcontract awards at any tier and require that all recipients of subcontract awards in excess of $100,000 shall certify and disclose accordingly.

(c)     Submission of this certification and disclosure is a prerequisite for making or entering into this contract imposed by section 1352, Title 31, United States Code. Any person who makes an expenditure prohibited under this provision or who fails to file or amend the disclosure form to be filed or amended by this provision, shall be subject to a civil penalty of not less than $10,000, and not more than $100,000, for each such failure.

3.       52.204-3 TAXPAYER IDENTIFICATION (OCTOBER 1998)

(a)     Definitions.

Common parent, as used in this provision, means that corporate entity that owns or controls an affiliated group of corporations that files its Federal income tax returns on a consolidated basis, and of which the offeror is a member.

Taxpayer Identification Number (TIN), as used in this provision, means the number required by the Internal Revenue Service (IRS) to be used by the offeror in reporting income tax and other returns. The TIN may be either a Social Security Number or an Employer Identification Number.

(b)     All offerors must submit the information required in paragraphs (d) through (f) of this provision to comply with debt collection requirements of 31 U.S.C. 7701(c) and 3325(d), reporting requirements of 26 U.S.C. 6041, 6041A, and 6050M, and implementing regulations issued by the IRS. If the resulting contract is subject to the payment reporting requirements described in Federal Acquisition Regulation (FAR) 4.904, the failure or refusal by the offeror to furnish the information may result in a 31 percent reduction of payments otherwise due under the contract.

(c)     The TIN may be used by the Government to collect and report on any delinquent amounts arising out of the offeror’s relationship with the Government (31 U.S.C. 7701(c)(3)). If the resulting contract is subject to the payment reporting requirements described in FAR 4.904, the TIN provided hereunder may be matched with IRS records to verify the accuracy of the offeror’s TIN.

3.

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(d)     Taxpayer Identification Number (TIN).

{X} TIN: 94-3236309
{ } TIN has been applied for.
{ } TIN is not required because:

{ } Offeror is. a nonresident alien, foreign corporation, or foreign partnership that does not have income effectively connected with the conduct of a trade or business in the United States and does not have an office or place of business or a fiscal paying agent in the United States;

{ } Offeror is an agency or instrumentality of a foreign government;
{ } Offeror is an agency or instrumentality of the Federal Government.

(e)     Type of organization.

{ } Sole proprietorship;
{ } Partnership;
{X} Corporate entity (not tax-exempt);
{ } Corporate entity (tax-exempt);
{ } Government entity (Federal, State, or local);
{ } Foreign government;
{ } International organization per 26 CFR 1.6049-4;
{ } Other

(f)     Common parent.

{X} Offeror is not owned or controlled by a common parent as defined in paragraph (a) of this provision.
{ } Name and TIN of common parent:

Name

TIN

4.       52.204-5 WOMEN-OWNED BUSINESS (Other Than Small Business) (MAY 1999)

(a)     Definition. Women-owned business concern, as used in this provision, means a concern that is at least 51 percent owned by one or more women; or in the case of any publicly owned business, at least 51 percent of its stock is owned by one or more women; and whose management and daily business operations are controlled by one or more women.

(b)     Representation. {Complete only if the offeror is a women-owned business concern and has not represented itself as a small business concern in paragraph (b)(1) of FAR 52.219-1, Small Business Program Representations, of this solicitation.}

The offeror represents that it { } is a women-owned business concern.

5.       52.204-6 DATA UNIVERSAL NUMBERING SYSTEM (DUNS) NUMBER (JUNE 1999)

(a)     The offeror shall enter, in the block with its name and address on the cover page of its offer, the annotation “DUNS” followed by the DUNS number that identifies the offeror’s name and address exactly as stated in the offer. The DUNS number is a nine-digit number assigned by Dun and Bradstreet Information Services.

(b)     If the offeror does not have a DUNS number, it should contact Dun and Bradstreet directly to obtain one. A DUNS number will be provided immediately by telephone at no charge to the offeror. For information on obtaining a DUNS number, if located within the United States, the offeror should call Dun and Bradstreet at 1- 800-333-0505. The offeror should be prepared to provide the following information:

(1)	Company name.

(2)	Company address.

(3)	Company telephone number.

(4)	Line of business.

4.

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(5)	Chief executive officer/key manager.

(6)	Date the company was started.

(7)	Number of people employed by the company.

(8)	Company affiliation.

(c)     Offerors located outside the United States may obtain the location and phone number of the local Dun and Bradstreet Information Services office from the Internet home page at http://www.customerservice@dnb.com. If an offeror is unable to locate a local service center, it may send an e-mail to Dun and Bradstreet at globalinfo@mail.dnb.com.

6.      52.209-5 CERTIFICATION REGARDING DEBARMENT, SUSPENSION, PROPOSED SUSPENSION, PROPOSED DEBARMENT AND OTHER RESPONSIBILITY MATTERS (DECEMBER 2001)

(NOTE: Applies to contracts expected to exceed $100,000.)

(a)	(1)	The Offeror certifies, to the best of its knowledge and belief, that

		(i)	The Offeror and/or any of its Principals

			(A)	Are { }, are not {X} presently debarred, suspended, proposed for debarment, or declared ineligible for the award of contracts by any Federal agency;

(B)

Have { }, have not {X}, within a three-year period preceding this offer, been convicted of or had a civil judgment rendered against them for: commission of fraud or a criminal offense in connection with obtaining, attempting to obtain, or performing a public (Federal, state or local) contract or subcontract; violation of Federal or state antitrust statutes relating to the submission of offers; or commission of embezzlement, theft, forgery, bribery, falsification or destruction of records, making false statements, tax evasion, or receiving stolen property; and

(C)

Are { }, are not {X} presently indicted for, or otherwise criminally or civilly charged by a governmental entity with, commission of any of the offenses enumerated in subdivision (a)(1)(i)(B) of this provision.

			(D)	If the offeror has responded affirmatively, the offeror shall provide additional information if requested by the Contracting Officer; and

		(ii)	The Offeror has { }, has not {X}, within a three-year period preceding this offer, had one or more contracts terminated for default by any Federal agency.

(2)

“Principals” for the purposes of this certification, means officers; directors; owners; partners; and, persons having primary management or supervisory responsibilities within a business entity (e.g., general manager, plant manager, head of a subsidiary, division, or business segment, and similar positions).

THIS CERTIFICATION CONCERNS A MATTER WITHIN THE JURISDICTION OF AN AGENCY OF THE UNITED STATES AND THE MAKING OF A FALSE, FICTITIOUS, OR FRAUDULENT CERTIFICATION MAY RENDER THE MAKER SUBJECT TO PROSECUTION UNDER SECTION 1001, TITLE 18, UNITED STATES CODE.

(b)     The Offeror shall provide immediate written notice to the Contracting Officer if, at any time prior to contract award, the Offeror learns that its certification was erroneous when submitted or has become erroneous by reason of changed circumstances.

(c)     A certification that any of the items in paragraph (a) of this provision exists will not necessarily result in withholding of an award under this solicitation. However, the certification will be considered in connection with a determination of the

5.

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Offeror’s responsibility. Failure of the Offeror to furnish a certification or provide such additional information as requested by the Contracting Officer may render the Offeror nonresponsible.

(d)     Nothing contained in the foregoing shall be construed to require establishment of a system of records in order to render, in good faith, the certification required by paragraph (a) of this provision. The knowledge and information of an Offeror is not required to exceed that which is normally possessed by a prudent person in the ordinary course of business dealings.

(e)     The certification in paragraph (a) of this provision is a material representation of fact upon which reliance was placed when making an award. If it is later determined that the Offeror knowingly rendered an erroneous certification, in addition to other remedies available to the Government, the Contracting Officer may terminate the contract resulting from this solicitation for default.

7.       52.215-6 PLACE OF PERFORMANCE (OCTOBER 1997)

(a)     The offeror or respondent, in the performance of any contract resulting from this solicitation, {X} intends, { } does not intend (check applicable block) to use one or more plants or facilities located at a different address from the address of the offeror or respondent as indicated in this proposal or response to request for information.

(b)     If the offeror or respondent checks “intends” in paragraph (a) of this provision, it shall insert in the following spaces the required information:

Places of Performance

[ * ]

8.      52.219-1 SMALL BUSINESS PROGRAM REPRESENTATIONS (APRIL 2002)

(Note: This provision applies to solicitations exceeding the micro-purchase threshold when the contract is to be performed in the United States, its territories or possessions, Puerto Rico, the Trust Territory of the Pacific Islands, or the District of Columbia.)

(a)	(1)	The North American Industry Classification System (NAICS) code for this acquisition is 541710.

	(2)	The small business size standard is 500 or less.

(3)

The small business size standard for a concern which submits an offer in its own name, other than on a construction or service contract, but which proposes to furnish a product which it did not itself manufacture, is 500 employees.

(b)	Representations.

	(1)	The offeror represents as part of its offer that it {X} is, { } is not a small business concern.

(2)

(Complete only if the offeror represented itself as a small business concern in paragraph (b)(1) of this provision.) The offeror represents, for general statistical purposes, that it { } is, {X} is not a small disadvantaged business concern as defined in 13 CFR 124.1002.

(3)

(Complete only if the offeror represented itself as a small business concern in paragraph (b)(1) of this provision.) The offeror represents as part of its offer that it { } is, IX} is not a women-owned small business concern.

(4)

(Complete only if the offeror represented itself as a small business concern in paragraph (b)(1) of this provision.) The offeror represents as part of its offer that it { } is, {X} is not a veteran-owned small business concern.

6.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(5)

(Complete only if the offeror represented itself as a veteran-owned small business concern in paragraph (b)(4) of this provision.) The offeror represents as part of its offer that it { }is, { } is not a service-disabled veteran owned small business concern.

(6)	(Complete only if the offeror represented itself a small business concern in paragraph (b)(1) of this provision.) The offeror represents, as a part of its offeror, that-

(i)

It { } is, {X} is not a HUBZone small business concern listed, on the date of this representation, on the List of Qualified HUBZone Small Business Concerns maintained by the Small business Administration, and no material change in ownership and control, principal office, or HUBZone employee percentage has occurred since it was certified by the Small Business Administration in accordance with 13 CFR part 126; and

(ii)

It { } is, {X} is not a joint venture that complies with the requirements of 13 CFR part 126, and the representation in paragraph (b)(6)(i) of this provision is accurate for the HUBZone small business concern or concerns that are participating in the joint venture. {The offeror shall enter the name or names of the HUBZone small business concern or concerns that are participating in the joint venture:} Each HUBZone small business concern participating in the joint venture shall submit a separate signed copy of the HUBZone representation.

(c)     Definitions. As used in this provision—

Service-disabled veteran-owned small business concern—

(1)	Means a small business concern—

(i)

Not less than 51 percent of which is owned by one or more service-disabled veterans or, in the case of any publicly owned business, not less than 51 percent of the stock or which is owned by one or more service-disabled veterans; and

(ii)

The Management and daily business operation of which are controlled by one or more service-disabled veterans or, in the case of a veteran with permanent and severe disability, the spouse or permanent caregiver of such veteran.

(2)	Service-disabled veteran means a veteran, as defined in 38 U.S.C. 101(2), with a disability that is service-connected, as defined in 38 U.S.C. 101(16).

Small business concern, means a concern, including its affiliates, that is independently owned and operated, not dominant in the field of operation in which it is bidding on Government contracts, and qualified as a small business under the criteria in 13 CFR Part 121 and the size standard in paragraph (a) of this provision.

Women-owned small business concern, means a small business concern-

(1)	That is at least 51 percent owned by one or more women; or, in the case of any publicly owned business, at least 51 percent of the stock of which is owned by one or more women; and

(2)	Whose management and daily business operations are controlled by one or more women.

Veteran-owned small business concern means a small business concern—

(1)

Not less than 51 percent of which is owned by one or more veterans (as defined at 38 U.S.C. 101(2)) or, in the case of any publicly owned business, not less than 51 percent of the stock of which is owned by one or more veterans; and

(2)	The management and daily business operations of which are controlled by one or more veterans.

7.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(d)    Notice.

(1)

If this solicitation is for supplies and has been set aside, in whole or in part, for small business concerns, then the clause in this solicitation providing notice of the set-aside contains restrictions on the source of the end items to be furnished.

(2)

Under 15 U.S.C. 645(d), any person who misrepresents a firm’s status as a small, HUBZone small, small disadvantaged, or women-owned small business concern in order to obtain a contract to be awarded under the preference programs established pursuant to section 8(a), 8(d), 9, or 15 of the Small Business Act or any other provision of Federal law that specifically references section 8(d) for a definition of program eligibility, shall—

	(i)	Be punished by imposition of fine, imprisonment, or both;

	(ii)	Be subject to administrative remedies, including suspension and debarment; and

	(iii)	Be ineligible for participation in programs conducted under the authority of the Act.

9.       52.219-19 SMALL BUSINESS CONCERN REPRESENTATION FOR THE SMALL BUSINESS COMPETITIVENESS DEMONSTRATION PROGRAM (OCTOBER 2000)

(This representation must be completed if the acquisition is for one of the four designated industry groups of the Small Business Competitiveness Demonstration Program specified in FAR 19.1005(a){includes Construction Contracts under NAICS codes that comprise Industry Subsectors 233, 234 and 235}.)

(a)     Definition

“Emerging small business” as used in this solicitation, means a small business concern whose size is no greater than 50 percent of the numerical size standard applicable to the North American Industry Classification System (NAICS) code assigned to a contracting opportunity.

(b)     (Complete only if offeror has represented itself under the provision at FAR 52.219-1 as a small business concern under the size standards of this solicitation.)

The Offeror {X} is, { } is not an emerging small business.

(c)     (Complete only if the Offeror is a small business or an emerging small business, indicating its size range.)

Offeror’s number of employees for the past twelve months (check this column if size standard stated in solicitation is expressed in terms of number of employees) or Offeror’s average annual gross revenue for the last 3 fiscal years (Check this column if size standard stated in solicitation is expressed in terms of annual receipts.) (Check one of the following.)

Number of Employees		Average Annual Gross Revenues

{ }	50 or fewer	{ } $1 million or less
{ }	51 - 100	{ } $1,000,001 - $2 million
{X}	101 - 250	{ } $2,000,001 - $3.5 million
{ }	251 - 500	{ } $3,500,001 - $5 million
{ }	501 - 750	{ } $5,000,001 - $10 million
{ }	751 - 1,000	{ } $10,000,001 - $17 million
{ }	Over 1,000	{ } Over $17 million

10.     52.219-21 SMALL BUSINESS SIZE REPRESENTATION FOR TARGETED INDUSTRY CATEGORIES UNDER THE SMALL BUSINESS COMPETITIVENESS DEMONSTRATION PROGRAM (MAY 1999)

(Complete only if the Offeror has represented itself under the provision 52.219-1 as a small business concern under the size standards of this solicitation.)

8.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(NOTE: This representation must be completed if this solicitation covers one of the ten targeted industry categories under the Small Business Competitiveness Demonstration Program and if the offeror has certified itself under the clause at FAR 52.219-1 to be a small business concern under the size standards of this solicitation).

Offeror’s number of employees for the past twelve months (check this column if size standard stated in solicitation is expressed in terms of number of employees) or Offeror’s average annual gross revenue for the last three fiscal years (check this column if size standard stated in solicitation is expressed in terms of annual receipts). (Check one of the following.)

Number of Employees Average		Average Annual Gross Revenues

{ }	50 or fewer	{ } $1 million or less
{ }	51 - 100	{ } $1,000,001 - $2 million
{X}	101 - 250	{ } $2,000,001 - $3.5 million
{ }	251 - 500	{ } $3,500,001 - $5 million
{ }	501 - 750	{ } $5,000,001 - $10 million
{ }	751 - 1,000	{ } $10,000,001 - $17 million
{ }	Over 1,000	{ } Over $17 million

The ten targeted industries are as follows:

Product Service Code	SIC Code	Description

G004	8742	Counseling/Training/Social Rehabilitation Services
J099	7699	Maintenance, Repair and Rebuilding of Equipment (Office Machines, Text Processing Systems & Visible Record Equipment)
K099	7699	Modification of Equipment (misc.)
Q210	8099, 8742	General Health Care Services
R406	8742	Policy Review/Development Services
R497	7299	Personal Services
6505	2833, 2834	Drugs and Biologics
	2835, 2836
7045	3572, 3695	ADP Supplies
	5065
7110	5021	Office Furniture
7510’	5112	Office Supplies

11.     52.219-22 SMALL DISADVANTAGED BUSINESS STATUS (OCTOBER 1999)

(Note: This applies to competitive solicitations over $100,000 under the SIC Major Groups for which a price evaluation adjustment is applicable.)

(a)     General. This provision is used to assess an offeror’s small disadvantaged business status for the purpose of obtaining a benefit on this solicitation. Status as a small business and status as a small disadvantaged business for general statistical purposes is covered by the provision at FAR 52.219-1, Small Business Program Representation.

(b)     Representations.

(1)	General. The offeror represents, as part of its offer, that it is a small business under the size standard applicable to this acquisition; and either—

	(i)	{ } It has received certification by the Small Business Administration as a small disadvantaged business concern consistent with 13 CFR 124, Subpart B; and

9.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

		(A)	No material change in disadvantaged ownership and control has occurred since its certification;

(B)

Where the concern is owned by one or more disadvantaged individuals, the net worth of each individual upon whom the certification is based does not exceed $750,000 after taking into account the applicable exclusions set forth at 13 CFR 124.104(c)(2); and

		(C)	It is identified, on the date of its representation, as a certified small disadvantaged business concern in the database maintained by the Small Business Administration (PRO-Net); or

(ii)

{ } It has submitted a completed application to the Small Business Administration or a Private Certifier to be certified as a small disadvantaged business concern in accordance with 13 CFR 124, Subpart B, and a decision on that application is pending, and that no material change in disadvantaged ownership and control has occurred since its application was submitted.

(2)

{ } For Joint Ventures. The offeror represents, as part of its offer, that it is a joint venture that complies with the requirements at 13 CFR 124.1002(f) and that the representation in paragraph (b)(1) of this provision is accurate for the small disadvantaged business concern that is participating in the joint venture. {The offeror shall enter the name of the small disadvantaged business concern that is participating in the joint venture: ____________________.I

(c)     Penalties and Remedies. Anyone who misrepresents any aspects of the disadvantaged status of a concern for the purposes of securing a contract or subcontract shall:

(1)	Be punished by imposition of a fine, imprisonment, or both;

(2)	Be subject to administrative remedies, including suspension and debarment; and

(3)	Be ineligible for participation in programs conducted under the authority of the Small Business Act.

Alternate I (OCTOBER 1998)

(Note: Applies when price evaluation adjustment for small disadvantaged business concerns is authorized on a regional basis. Designated regions by Major SIC Category can be found at http://www.arnet.gov/References/sdbadjustments.htm. Currently, this includes SIC Major Industry Groups 15, 16, 17 which are all construction related groups.)

As prescribed in 19.306(b), add the following paragraph (b)(3) to the basic provision:

(3)     Address. The offeror represents that its address. _______________ is, X is not in a region for which a small disadvantaged business procurement mechanism is authorized and its address has not changed since its certification as a small disadvantaged business concern or submission of its application for certification. The list of authorized small disadvantaged business procurement mechanisms and regions is posted at http://www.arnet.gov/References/sdbadjustments.htm The offeror shall use the list in effect on the date of this solicitation. “Address,” as used in this provision, means the address of the offeror as listed on the Small Business Administration’s register of small disadvantaged business concerns or the address on the completed application that the concern has submitted to the Small Business Administration or a Private Certifier in accordance with 13 CFR part 124, subpart B. For joint ventures, “address” refers to the address of the small disadvantaged business concern that is participating in the joint venture.

12.     52.222-18 CERTIFICATION REGARDING KNOWLEDGE OF CHILD LABOR FOR LISTED END PRODUCTS (MAY 2001)

(Applies to all contracts for supplies over $2,500. See FAR 22.1503 for more information)

(a)     Definition.

Forced or indentured child labor means all work or service—

10.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(1)	Exacted from any person under the age of 18 under the menace of any penalty for its nonperformance and for which the worker does not offer himself voluntarily; or

(2)	Performed by any person under the age of 18 pursuant to a contract the enforcement of which can be accomplished by process or penalties.

(b)     Listed end products. The following end product(s) being acquired under this solicitation is (are) included in the List of Products Requiring Contractor Certification as to Forced or Indentured Child Labor, identified by their country of origin. There is a reasonable basis to believe that listed end products from the listed countries of origin may have been mined, produced, or manufactured by forced or indentured child labor.

Listed End Product

Listed Countries of Origin

(c)     Certification. The Government will not make award to an offeror unless the offeror, by checking the appropriate block, certifies to either paragraph (c)(1) or paragraph (c)(2) of this provision.

(1)	{X} The offeror will not supply any end product listed in paragraph (b) of this provision that was mined, produced, or manufactured in a corresponding country as listed for that end product.

(2)

{ } The offeror may supply an end product listed in paragraph (b) of this provision that was mined, produced, or manufactured in the corresponding country as listed for that product. The offeror certifies that it has made a good faith effort to determine whether forced or indentured child labor was used to mine, produce, or manufacture such end product. On the basis of those efforts, the offeror certifies that it is not aware of any such use of child labor.

13.     52.222-21 CERTIFICATION OF NONSEGREGATED FACILITIES (FEBRUARY 1999)

(a)     Segregated facilities, as used in this clause, means any waiting rooms, work areas, rest rooms and wash rooms, restaurants and other eating areas, time clocks, locker rooms and other storage or dressing areas, parking lots, drinking fountains, recreation or entertainment areas, transportation, and housing facilities provided for employees, that are segregated by explicit directive or are in fact segregated on the basis of race, color, religion, sex, or national origin because of written or oral policies or employee custom. The term does not include separate or single-user rest rooms or necessary dressing or sleeping areas provided to assure privacy between the sexes.

(b)     The Contractor agrees that it does not and will not maintain or provide for its employees any segregated facilities at any of its establishments, and that it does not and will not permit its employees to perform their services at any location under its control where segregated facilities are maintained. The Contractor agrees that a breach of this clause is a violation of the Equal Opportunity clause in this contract.

(c)     The Contractor shall include this clause in every subcontract and purchase order that is subject to the Equal Opportunity clause of this contract.

14.     52.222-22 PREVIOUS CONTRACTS AND COMPLIANCE REPORTS (FEBRUARY 1999)

The offeror represents that

(a)     It {X} has, { } has not participated in a previous contract or subcontract subject to the Equal Opportunity clause of this solicitation;

(b)     It {X} has, { } has not, filed all required compliance reports; and

11.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(c)     Representations indicating submission of required compliance reports, signed by proposed subcontractors, will be obtained before subcontract awards.

15.     52.222-25 AFFIRMATIVE ACTION COMPLIANCE (APRIL 1984)

The offeror represents that (a) it {X} has developed and has on file, { } has not developed and does not have on file, at each establishment, affirmative action programs required by the rules and regulations of the Secretary of Labor (41 CFR 60-1 and 60-2), or (b) it { } has not previously had contracts subject to the written affirmative action programs requirement of the rules and regulations of the Secretary of Labor.

16.     52.222-38 COMPLIANCE WITH VETERANS’ EMPLOYMENT REPORTING REQUIREMENTS (DECEMBER 2001)

By submission of its offer, the offeror represents that, if it is subject to the reporting requirements of 38 U.S.C. 4212(d) (i.e., f it has any contract containing Federal Acquisition Regulation clause 52.222-37, Employment Reports on Special Disabled Veterans, Veterans of the Vietnam Era, and Other Eligible Veterans), it has submitted the most recent VETS-100 Report required by that clause.

17.     52.222-48 EXEMPTION FROM APPLICATION OF SERVICE CONTRACT ACT PROVISIONS FOR CONTRACTS FOR MAINTENANCE, CALIBRATION, AND/OR REPAIR OF CERTAIN INFORMATION TECHNOLOGY, SCIENTIFIC AND MEDICAL AND/OR OFFICE AND BUSINESS EQUIPMENT--CONTRACTOR CERTIFICATION (AUGUST 1996)

(NOTE: This clause is applicable to all solicitations and resultant contracts calling for maintenance, calibration, and/or repair of information technology, scientific and medical, and office and business equipment if the contracting officer determines that the resultant contract may be exempt from Service Contract Act coverage).

(a)     The following certification shall be checked: The offeror certifies { }, does not certify { } that: (1) The items of equipment to be serviced under this contract are commercial items which are used regularly for other than Government purposes, and are sold or traded by the Contractor in substantial quantities to the general public in the course of normal business operations; (2) The contract services are furnished at prices which are, or are based on, established catalog or market prices for the maintenance, calibration, and/or repair of certain information technology, scientific and medical, and/or office and business equipment. An “established catalog price” is a price (including discount price) recorded in a catalog, price list schedule, or other verifiable and established record that is regularly maintained by the manufacturer or the Contractor and is either published or otherwise available for inspection by customers. An “established market price” is a current price, established in the usual course of ordinary and usual trade between buyers and sellers free to bargain, which can be substantiated by data from sources independent of the manufacturer or Contractor; and (3) The Contractor utilizes the same compensation (wage and fringe benefits) plan for all service employees performing work under the contract as the Contractor uses for equivalent employees servicing the same equipment of commercial customers.

(b)     If a negative certification is made and a Service Contract Act wage determination is not attached to the solicitation, the Contractor shall notify the Contracting Officer as soon as possible.

(c)     Failure to execute the certification in paragraph (a) of this clause or to contact the Contracting Officer as required in paragraph (b) of this clause may render the bid or offer nonresponsive.

18.     52.223-4 RECOVERED MATERIAL CERTIFICATION (OCTOBER 1997)
(This certification is applicable in solicitations that are for, or specify the use, of recovered materials.)

As required by the Resource Conservation and Recovery Act of 1976 (42 U.S.C. 6962(c)(3)(A)(i)), the offeror certifies, by signing this offer, that the percentage of recovered materials to be used in the performance of the contract will be at least the amount required by the applicable contract specifications.

19.     52.223-13 CERTIFICATION OF TOXIC CHEMICAL RELEASE REPORTING (OCTOBER 2000)

12.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

NOTE: This certification is applicable for all solicitations for competitive contracts expected to exceed $100,000 (including all options) and competitive 8(a) contracts. It is not applicable to acquisitions of commercial items, or to contracts where the contractor’s facilities are located outside the United States (the “United States” includes any state of the United States, the District of Columbia, the Commonwealth of Puerto Rico, Guam, American Samoa, the United States Virgin Islands, the Northern Mariana Islands, and any other territory or possession over which the United States has jurisdiction)

(a)     Submission of this certification is a prerequisite for making or entering into this contract imposed by Executive Order 12969, August 8, 1995.

(b)     By signing this offer, the offeror certifies that-

(1)

As the owner or operator of facilities that will be used in the performance of this contract that are subject to the filing and reporting requirements described in section 313 of the Emergency Planning and Community Right-to-Know Act of 1986 (EPCRA) (42 U.S.C. 11023) and section 6607 of the Pollution Prevention Act of 1990 (PPA) (42 U.S.C. 13106), the offeror will file and continue to file for such facilities for the life of the contract the Toxic Chemical Release Inventory Form (Form R) as described in sections 313(a) and (g) of EPCRA and section 6607 of PPA; or

(2)

None of its owned or operated facilities to be used in the performance of this contract is subject to the Form R filing and reporting requirements because each such facility is exempt for at least one of the following reasons: (Check each block that is applicable.)

	(i)	{X} The facility does not manufacture, process, or otherwise use any toxic chemicals listed under section 313(c) of EPCRA, 42 U.S.C. 11023(C);

	(ii)	{ } The facility does not have 10 or more full-time employees as specified in section 313(b)(1)(A) of EPCRA, 42 U.S.C. 11023(b)(1)(A);

(iii)

{X} The facility does not meet the reporting thresholds of toxic chemicals established under section 313(f) of EPCRA, 42 U.S.C. 11023(f) (including the alternate thresholds at 40 CFR 372.27, provided an appropriate certification form has been filed with EPA);

(iv)

{ } The facility does not fall within Standard Industrial Classification Code (SIC) major groups 20 through 39 or their corresponding North American Industry Classification System (NAICS) sectors 31 through 33; or

(v)

{ } The facility is not located within any State of the United States, the District of Columbia, the Commonwealth of Puerto Rico, Guam, American Samoa, the United States Virgin Islands, the Northern Mariana Islands, or any other territory or possession over which the United States has jurisdiction.

20.     52.225-2 BUY AMERICAN ACT CERTIFICATE (MAY 2002)

{Note: This provision is applicable for all requirements EXCEPT for 1) foreign contracts or 2) when one of the following two provisions (52.225-4, Buy American Act--North American Free Trade Agreement-- Israeli Trade Act Certificate, or 52.225-6, Trade Agreements Certificate) apply.

(a)     The offeror certifies that each end product, except those listed in paragraph (b) of this provision, is a domestic end product as defined in the clause of this solicitation entitled “Buy American Act--Supplies” and that the offeror has considered components of unknown origin to have been mined, produced, or manufactured outside the United States. The offeror shall list as foreign end products those end products manufactured in the United States that do not qualify as domestic end products.

(b)     Foreign End Products:

13.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Line Item No.:

Country of Origin:

(List as necessary)

(c)     The Government will evaluate offers in accordance with the policies and procedures of Part 25 of the Federal Acquisition Regulation.

21.    52.225-4 BUY AMERICAN ACT NORTH AMERICAN FREE TRADE AGREEMENT--ISRAELI TRADE ACT CERTIFICATE (MAY 2002)

{Note: This provision is applicable for requirements with a value exceeding $25,000 but less than $169,000 EXCEPT for 1) foreign acquisitions or 2) acquisitions that are exempt from NAFTA and the Israeli Trade Act. (See FAR 25.401).}

(a)     The offeror certifies that each end product, except those listed in paragraph (b) or (c) of this provision, is a domestic end product (as defined in the clause of this solicitation entitled, “Buy American Act--North American Free Trade Agreement--Israeli Trade Act”) and that the offeror has considered components of unknown origin to have been mined, produced, or manufactured outside the United States.

(b)     The offeror certifies that the following supplies are NAFTA country end products or Israeli end products as defined in the clause of this solicitation entitled, “Buy American Act--North American Free Trade Agreement--Israeli Trade Act”:

NAFTA Country or Israeli End Products:

Line Item No.:

Country of Origin:

(List as necessary)

(c)     The offeror shall list those supplies that are foreign end products (other than those listed in paragraph (b) of this provision) as defined in the clause of this solicitation entitled, “Buy American Act--North American Free Trade Agreement--Israeli Trade Act.” The offeror shall list as other foreign end products those end products manufactured in the United States that do not qualify as domestic end products.

          Other Foreign End Products

Line Item No.:

Country of Origin:

(List as necessary)

(d)     The Government will evaluate offers in accordance with the policies and procedures of Part 25 of the Federal Acquisition Regulation.

ALTERNATE I (MAY 2002) As prescribed in 25.1101(b)(2)(ii), substitute the following paragraph (b) for paragraph (b) of the basic provision:

{Note: Applies when the acquisition value exceeds $25,000 but is less than $50,000.}

14.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(b)     The offeror certifies that the. following supplies are Canadian end products as defined in the clause of this solicitation entitled “Buy American Act--North American Free Trade Agreement--Israeli Trade Act”:

Canadian End Products:

Line Item No.:

ALTERNATE II (MAY 2002) As prescribed in 25.1101(b)(2)(iii), substitute the following paragraph (b) for paragraph (b) of the basic provision:

{Note: Applies when the acquisition value is $50,000 or more, but is less than $53,150.}

(b)     The offeror certifies that the following supplies are Canadian end products or Israeli end products as defined in the clause of this solicitation entitled “Buy American Act--North American Free Trade Agreement--Israeli Trade Act”:

          Canadian or Israeli End Products

Line Item No.:

Country of Origin:

(List as necessary)

22.     52.225-6 TRADE AGREEMENTS CERTIFICATE (MAY 2002)

{Note: This provision is applicable for acquisitions valued at $169,000 or more, if the Trade Agreement Act applies. (See FAR 25.401 and 25.403).}

(a)     The offeror certifies that each end product, except those listed in paragraph (b) of this provision, is a U.S.- made, designated country, Caribbean Basin country, or NAFTA country end product, as defined in the clause of this solicitation entitled “Trade Agreements.”

(b)     The offeror shall list as other end products those supplies that are not U.S.-made, designated country, Caribbean Basin country, or NAFTA country end products.

Other End Products

Line Item No.:

Country of Origin:

(List as necessary)

(c)     The Government will evaluate offers in accordance with the policies and procedures of Part 25 of the Federal Acquisition Regulation. For line items subject to the Trade Agreements Act, the Government will evaluate offers of U.S.-made, designated country, Caribbean Basin country, or NAFTA country end products without regard to the restrictions of the Buy American Act. The Government will consider for award only offers of U.S.-made, designated country, Caribbean Basin country, or NAFTA country end products unless the Contracting Officer determines that there are no offers for those products or that the offers for those products are insufficient to fulfill the requirements of this solicitation.

23.     52.226-2 HISTORICALLY BLACK COLLEGE OR UNIVERSITY AND MINORITY INSTITUTION REPRESENTATION (MAY 2001)

(a)     Definitions. As used in this provision—

15.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Historically Black College or University means an institution determined by the Secretary of Education to meet the requirements of 34 CFR 608.2. For the Department of Defense, the National Aeronautics and Space Administration, and the Coast Guard, the term also includes any nonprofit research institution that was an integral part of such a college or university before November 14, 1986.

Minority Institution means an institution of higher education meeting the requirements of Section 1046(3) of the Higher Education Act of 1965 (20 U.S.C. 1067k, including a Hispanic-serving institution of higher education, as defined in Section 316(b)(1) of the Act (20 U.S.C. 1101a.)).

(b)     Representation. The offeror represents that it—

{ } is {X} is not a Historically Black College or University;

          { } is {X} is not a Minority Institution.

24.     52.227-6 ROYALTY INFORMATION (APRIL 1984)

(a)     Cost or charges for royalties. When the response to this solicitation contains costs or charges for royalties totaling more than $250, the following information shall be included in the response relating to each separate item Of royalty or license fee:

(1)	Name and address of licensor.

(2)	Date of license agreement.

(3)	Patent numbers, patent application serial numbers or other basis on which the royalty is payable.

(4)	Brief description, including any part or model numbers of each contract item or component on which the royalty is payable.

(5)	Percentage or dollar rate of royalty per unit.

(6)	Unit price of contract item.

(7)	Number of units.

(8)	Total dollar amount of royalties.

(b)     Copies of current licenses. In addition, if specifically requested by the Contracting Officer before execution of the contract, the offeror shall furnish a copy of the current license agreement and an identification of applicable claims of-specific patents.

(NOTE: Alternate I, below, is applicable for communication services and facilities by a common carrier.)

ALTERNATE I (APRIL 1984), 52.227-6 ROYALTY INFORMATION (APRIL 1984)

Substitute the following for the introductory portion of paragraph (a) of the basic clause:

When the response to this solicitation covers charges for special construction or special assembly that contain costs or charges for royalties totaling more than $250, the following information shall be included in the response relating to each separate item of royalty or license fee:

25.     25.52.230-1 COST ACCOUNTING STANDARDS NOTICES AND CERTIFICATION (JUNE 2000)

Note: This notice does not apply to small businesses or foreign governments. This notice is in three parts, identified by Roman numerals I through III.

Offerors shall examine each part and provide the requested information in order to determine Cost Accounting Standards (CAS) requirements applicable to any resultant contract.

If the offeror is an educational institution, Part II does not apply unless the contemplated contract will be subject to full or modified CAS-coverage pursuant to 48 CFR 9903.201-2(C)(5) or 9903.201- 2(c)(6), respectively.

16.

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I.       Disclosure Statement -- Cost Accounting Practices and Certification

(a)     Any contract in excess of $500,000 resulting from this solicitation will be subject to the requirements of the Cost Accounting Standards Board (48 CFR Chapter 99), except for those contracts which are exempt as specified in 9903.201-1.

(b)     Any offeror submitting a proposal which, if accepted, will result in a contract subject to the requirements of 48 CFR Chapter 99 must, as a condition of contracting, submit a Disclosure Statement as required by 9903.202. When required, the Disclosure Statement must be submitted as a part of the offeror’s proposal under this solicitation unless the offeror has already submitted a Disclosure Statement disclosing the practices used in connection with the pricing of this proposal. If an applicable Disclosure Statement has already been submitted, the offeror may satisfy the requirement for submission by providing the information requested in paragraph (c) of Part I of this provision.

CAUTION: In the absence of specific regulations or agreement, a practice disclosed in a Disclosure Statement shall not, by Virtue of such disclosure, be deemed to be a proper, approved, or agreed-to practice for pricing proposals or accumulating and reporting contract performance cost data.

(c)     Check the appropriate box below:

(1)	{ } Certificate of Concurrent Submission of Disclosure Statement.

The offeror hereby certifies that, as part of the offer, copies of the Disclosure Statement have been submitted as follows:

	(i)	original and one copy to the cognizant Administrative Contracting Officer (ACO), or cognizant Federal agency official authorized to act in that capacity (Federal official), as applicable, and;

	(ii)	one copy to the cognizant Federal auditor.

(Disclosure must be on Form No. CASB DS-1 or CASB DS-2, as applicable. Forms may be obtained from the cognizant ACO or Federal official and/or from the looseleaf version of the Federal Acquisition Regulation).

Date of Disclosure Statement: ____________________

Name and Address of Cognizant ACO or Federal Official Where Filed: ____________________

The offeror further certifies that the practices used in estimating costs in pricing this proposal are consistent with the cost accounting practices disclosed in the Disclosure Statement.

(2)	{ } Certificate of Previously Submitted Disclosure Statement.

The offeror hereby certifies that the required Disclosure Statement was filed as follows: Date of Disclosure Statement: Name and Address of Cognizant ACO or Federal Official Where Filed: The offeror further certifies that the practices used in estimating costs in pricing this proposal are consistent with the cost accounting practices disclosed in the applicable Disclosure Statement.

(3)	{ } Certificate of Monetary Exemption.

The offeror hereby certifies that the offeror together with all divisions, subsidiaries, and affiliates under common control, did not receive net awards of negotiated prime contracts and subcontracts subject to CAS totaling more than $50 million or more in the cost accounting period immediately preceding the period in which this proposal was submitted. The offeror further certifies that if such status changes before an award resulting from this proposal, the offeror will advise the Contracting Officer immediately.

(4)	{ } Certificate of Interim Exemption.

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The offeror hereby certifies that:

(i)

the offeror first exceeded the monetary exemption for disclosure, as defined in (3) of this subsection, in the cost accounting period immediately preceding the period in which this offer was submitted, and

(ii)

in accordance with 48 CFR 9903.202-1, the offeror is not yet required to submit a Disclosure Statement. The offeror further certifies that if an award resulting from this proposal has not been made Within 90 days after the end of that period, the offeror will immediately submit a revised certificate to the Contracting Officer, in the form specified under subparagraph (c)(1) or (c)(2) of Part I of this provision, as appropriate, to verify submission of a completed Disclosure Statement.

CAUTION: Offerors currently required to disclose because they were awarded a CAS covered prime contract or subcontract of $50 million or more in the current cost accounting period may not claim this exemption (4). Further, the exemption applies only in connection with proposals submitted before expiration of the 90-day period following the cost accounting period in which the monetary exemption was exceeded.

(5)

{ } Certificate of Disclosure Statement Due Date by Educational Institution. (ALTERNATE I APRIL 1996) If the offeror is an educational institution that, under the transition provisions of 48 CFR 9903-202-1 (f), is or will be required to submit a Disclosure Statement after receipt of this award, the offeror hereby certifies that (check one and complete):

	(i)	{ } A Disclosure Statement filing Due Date of has been established with the cognizant Federal agency.

	(ii)	{ } The Disclosure Statement will be submitted within the 6-month period ending months after receipt of this award.

Name and Address of Cognizant ACO or Federal Official Where Disclosure Statement is to be Filed:__________________________________________________________

II.     Cost Accounting Standards Eligibility for Modified Contract Coverage

If the offeror is eligible to use the modified provisions of 48 CFR 9903.201-2(b) and elects to do so, the offeror shall indicate by checking the box below. Checking the box below shall mean that the resultant contract is subject to the Disclosure and Consistency of Cost Accounting Practices clause in lieu of the Cost Accounting Standards clause.

{ }

The offeror hereby claims an exemption from the Cost Accounting Standards clause under the provisions of 48 CFR 9903.201-2(b) and certifies that the offeror is eligible for use of the Disclosure and Consistency of Cost Accounting Practices clause because during the cost accounting period immediately preceding the period in which this proposal was submitted, the offeror received less than $50 million in awards of CAS-covered prime contracts and subcontracts. The offeror further certifies that if such status changes before an award resulting from this proposal, the offeror will advise the Contracting Officer immediately.

CAUTION: An offeror may not claim the above eligibility for modified contract coverage if this proposal is expected to result in the award of a CAS-covered contract of $50 million or more or if, during its current cost accounting period, the offeror has been awarded a single CAS-covered prime contract or subcontract of $50 million or more.

III.     Additional Cost Accounting Standards Applicable to Existing Contracts

The offeror shall indicate below whether award of the contemplated contract would, in accordance with subparagraph (a)(3) of the Cost Accounting Standards Clause, require a change in established cost accounting practices affecting existing contracts and subcontracts.

{ } YES { } NO

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26.     CERTIFICATION REGARDING ENVIRONMENTAL TOBACCO SMOKE (DECEMBER 1994)

(Note: This certification applies only to those contract which contain provisions for children’s services. The offeror’s signature on the face page of these Representations and Certifications constitutes certification by the submitting organization of its compliance with the Act.)

Public Law 103-227, also known as the Pro-Children Act of 1994 (Act), requires that smoking not be permitted in any portion of any indoor facility owned or leased or contracted for by an entity and used routinely or regularly for the provision of health, day care, early childhood development services, education or library services to children under the age of 18, if the services are funded by Federal programs either directly or through State or local governments, by Federal grant, contract, loan, or loan guarantee. The law also applies to children’s services that are provided in indoor facilities that are constructed, operated, or maintained with such federal funds. The law does not apply to children’s services provided in private residences; portions of facilities used for inpatient drug or alcohol treatment; service providers whose sole source of applicable federal funds is Medicare or Medicaid; or facilities where WIC coupons are redeemed. Failure to comply with the provisions of the law may result in the imposition of a civil monetary penalty of up to $1,000 for each violation and/or the imposition of an administrative compliance order on the responsible entity.

By signing this certification, the offeror/contractor (for acquisitions) or applicant/grantee (for grants) certifies that the submitting organization will comply with the requirements of the Act and will not allow smoking within any portion of any indoor facility used for the provision of services for children as defined by the Act.

The submitting organization agrees that it will require that the language of this certification be included in any subawards which contain provisions for children’s services and that all subrecipients shall certify accordingly.

27.     CERTIFICATION OF INSTITUTIONAL POLICY ON CONFLICT OF FINANCIAL INTEREST (OCTOBER 1995)

(Note: This certification is applicable to Research and Development (R&D) Contracts. However, this certification does not apply to SBIR-Phase I contractors.)

By submission of its offer, the offeror certifies that:

(1)

A written and enforced administrative process to identify and manage, reduce or eliminate conflicting financial interest with respect to all research projects for which funding is sought from the NIH is { }, is not {X} currently in effect.

(2)

Should a process not be in effect at the time of the submission of its offer, the offeror certifies that it will, no later than 30 days subsequent to submission of its offer or prior to award, whichever is earlier, notify the Contracting Officer of the establishment of a written and enforced financial conflict of interest policy.

28.     15.406-2 CERTIFICATE OF CURRENT COST OR PRICING DATA

(When cost or pricing data are required in accordance with FAR 15.406-2, the Contracting Officer will request that the offeror complete, execute, and submit to the Contracting Officer a certification in the format shown in the following Certificate of Current Cost or Pricing Data. The certification shall be submitted only at the time negotiations are concluded. Offerors should complete the certificate and return it when requested by the Contracting Officer.)

This is to certify that, to the best of my knowledge and belief, the cost or pricing data (as defined in section 15.401 of the Federal Acquisition Regulation (FAR) and required under FAR subsection 15.403-4) submitted, either actually or by specific identification in writing, to the Contracting Officer or to the Contracting Officer’s representative in support of RFP-DHHS-ORDC-04-01* are accurate, complete, and current as of **October 22, 2004.

This certification includes the cost or pricing data supporting any advance agreements and forward pricing rate agreements between the offeror and the Government that are part of the proposal.

19.

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Firm	VaxGen, Inc.

Signature	/s/ Lance Gordon

Name	Lance Gordon, Ph.D.
Title	President and CEO
Date of execution	***October 22, 2004

*	Identify the proposal, request for price adjustment, or other submission involved, giving the appropriate identifying number (e.g., RFP No.)

**

Insert the day, month, and year when price negotiations were concluded and price agreement was reached, or, if applicable, an earlier date agreed upon between the parties that is as close as practicable to the date of agreement on price.

***	Insert the day, month, and year of signing, which should be as close as practicable to the date when the price negotiations were concluded and the contract price was agreed to.

(End of Certificate)

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DOMESTIC

INSTITUTIONS/COMPONENTS

CONTAINING “VaxGen” (1)

Find institution/component in table below and click corresponding “Detail” link to view assurance:

Assurances/Components Found
Assurance	Institution/Component	Type	City	State or Country
FWA00001083	VaxGen, Inc.	F	BRISBANE	CALIFORNIA	Detail

* Where Type: ‘F’ = FWAs ‘M’ = MPAs ‘C’ = Components ‘T’ = CPAs

If you have questions about human subject research, click ohrp@.osophs.dhhs.gov
If you have questions/suggestions about this web page, click the webmaster button

Updated August 5, 2004

1.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Principal Investigator/Program Director (Last, First, Middle):

Inclusion Enrollment Report
This report format should NOT be used for data collection from study participants.

Study Title:

Total Enrollment:	Protocol Number:

Grant Number:

PART A. TOTAL ENROLLMENT REPORT:	Number of Subjects Enrolled to Date (Cumulative) by Ethnicity and Race
Sex/Gender
Ethnic Category	Females	Males	Unknown or Not Reported	Total
Hispanic or Latino				**
Not Hispanic or Latino
Unknown (individuals not reporting ethnicity)
Ethnic Category: Total of All Subjects*				*
Racial Categories
American Indian/Alaska Native
Asian
Native Hawaiian or Other Pacific Islander
Black or African American
White
More Than One Race
Unknown or Not Reported
Racial Categories: Total of All Subjects*				*
PART B. HISPANIC ENROLLMENT REPORT: Number of Hispanics or Latinos Enrolled to Date (Cumulative)
Racial Categories	Females	Males	Unknown or Not Reported	Total
American Indian or Alaska Native
Asian
Native Hawaiian or Other Pacific Islander
Black or African American
White
More Than One Race
Unknown or Not Reported
Racial Categories: Total of Hispanics or Latinos**				**

*	These totals must agree.

**	These totals must agree.

_________________________________________________________________________________________
PHS 398/2590 (Rev. 09/04)	Page ___	Inclusion Enrollment Report Format Page

Print all forms actual size to meet formatting specifications. Make sure “Shrink oversized pages to paper size” is NOT checked on Print window.
(This reminder will not appear on the printed form)

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